UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – March 31, 2011

Item 1: Reports to Shareholders

Vanguard Strategic Equity Fund
Semiannual Report
March 31, 2011

> For the six months ended March 31, 2011, Vanguard Strategic Equity Fund returned 25.95%.

> The fund’s return outpaced the return of its benchmark and the average return of peer-group funds.

> The fund edged out the benchmark index in eight of the ten industry sectors.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Strategic Equity Fund	25.95%
MSCI US Small + Mid Cap 2200 Index	24.12
Mid-Cap Core Funds Average	22.18

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.30	$20.28	$0.227	$0.000

1

Chairman’s Letter

Dear Shareholder,

Over the six months ended March 31, 2011, stock prices rose substantially. Vanguard Strategic Equity Fund made the most of this propitious climate, returning 25.95%, almost 2 percentage points more than its benchmark index, the MSCI US Small + Mid Cap 2200 Index, and almost 4 percentage points more than its peer group.

The fund’s stock selections were the product of its quantitative approach. The fund’s advisor, Vanguard Quantitative Equity Group, uses complementary models in its attempt to identify those stocks in the benchmark index that appear to boast the best combination of reasonable valuations and attractive growth prospects and to assemble them in a portfolio with a risk profile similar to that of the index.

Please note that, after the close of the period, Vanguard lowered the minimum investment requirement for the Investor Shares of most Vanguard funds to $3,000. This change, effective May 11, reflects our efforts to simplify our approach to offering Investor Shares and to increase the accessibility of Vanguard funds.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in

2

Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance

Market Barometer

			Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Cyclical industrials and materials helped boost relative return
Through its quantitative investment process, Vanguard Strategic Equity Fund selects a subset of the roughly 2,200 stocks in its benchmark index. At the end of March, the fund held 458 stocks. The fund’s portfolio returned nearly 26% for the six-month period, while the benchmark index returned just over 24%.

The fund’s industrial and materials stocks were top performers compared with those in the benchmark. Among industrials, notable strengths included manufacturers of construction equipment, farm machinery, and heavy trucks as well as firms engaged in equipment renting and leasing. Airline stocks, however, detracted. In the materials sector, the fund’s better performers included metals and mining stocks.

In energy, with oil prices climbing to more than $100 a barrel during the six-month period, the fund’s holdings also provided an advantage over the benchmark. Companies involved in oil and gas exploration and production provided the greatest lift.

Information technology stocks were another major contributor to the benchmark-beating results, as holdings in businesses that provide IT services helped returns. But in the consumer

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.31%	1.36%

The fund expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.30%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Mid-Cap Core Funds.

4

discretionary and health care sectors, the fund’s holdings modestly trailed those in the benchmark index.

Focus on future goals, not the current market
For some time now, the stock market has been recovering from the turmoil created by the financial crisis. Its performance over the last six months has been impressive. Of course, we can’t be sure what the future holds, but we know that the market will continue to experience ups and downs.

The best way to tune out the distractions caused by these unpredictable but inevitable fluctuations is to focus on the drivers of long-term investment success that are within your control. Maintain an allocation to stock, bond, and money market funds consistent with your goals and tolerance for market gyrations; pay attention to costs; and strive to make contributions to your investment program that are commensurate with your eventual needs.

Vanguard Strategic Equity Fund, with its experienced management team, can play an important role in a well-balanced portfolio assembled to help you reach your goals. And the fund’s low expenses will enable you to keep more of the return on your investment.

On another matter, Joel Dickson, who previously oversaw Vanguard’s Active Quantitative Equity Management Group, has assumed a new leadership role at Vanguard in our Investment Strategy Group. Sandip Bhagat, who already had been overseeing Vanguard’s active and index quantitative equity strategies, is now directly managing the Quantitative Equity Group’s researchers, portfolio managers, and traders.

I would like to thank Joel for the services he has provided to the Strategic Equity Fund. Jim Troyer will continue as portfolio manager of the fund.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 11, 2011

5

Advisor’s Report

For the six months ended March 31, 2011, the Strategic Equity Fund returned 25.95%, outperforming its benchmark index, the MSCI US Small + Mid Cap 2200 Index, by almost 2 percentage points.

U.S. equity markets continued to rebound from their low points of two years ago. Strong corporate earnings and better-than-expected job growth buoyed stocks despite the volatility brought on by political turmoil abroad, the ongoing European sovereign debt crisis, and the natural disaster in Japan.

The equity markets did experience a pullback in mid-February as investors digested news of the protests in the Middle East and Northern Africa along with a double-digit increase in crude oil prices—but the market then stabilized and moved up to levels not seen since mid-2008.

While overall fund performance has been affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. As we believe there is no single indicator for picking attractive stocks, our model is diversified across five factors:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings in relation to how much we pay for them.

• Management decisions, which looks at the actions taken by company managers—who are privy to better knowledge of a company’s prospects and earnings than any market participant, and whose opinions about their firm’s future may be reflected in their purchases and sales of its stock.

• Market sentiment, which captures investors’ opinions of a company as revealed through their activity in the market.

• Quality, which measures balance-sheet strength and the sustainability of earnings.

Our risk-control process then neutralizes our exposure to market capitalization, volatility, and industry risks relative to the fund’s benchmark. In our view, such risk exposures are not justified by the rewards available.

Our stock-selection model performed well, with three of the components making a positive contribution over the last six months. The fund benefited most from the growth measure, while the market sentiment and quality components also helped. The management decisions and value indicators reduced our return.

We were able to produce positive stock-selection results over the period in eight of the ten industry sectors, demonstrating the model’s breadth. Compared with the overall return of the benchmark index, energy (+54%), industrials (+33%), and materials (+33%) stocks were our strongest holdings, while financials (+17%), utilities (+16%), and consumer staples (+19%) underperformed.

At the individual stock level, the largest contributions came from overweight positions in Walter Energy (+67%),

6

Helmerich & Payne (+70%), and Verifone Systems (+77%). In comparison with the benchmark index, we benefited from underweighting or avoiding poorly performing stocks such as Akamai Technologies (–24%), Motorola Mobility (–26%), and Expedia (–19%).

Unfortunately, we were not able to avoid all laggards. Overweight positions in Valassis Communications (–14%), Platinum Underwriters (–12%), and Lexmark International (–17%) directly lowered performance. And underweight positions in some companies not positively identified by our model, such as Massey Energy (+121%), Salesforce.com (+24%), and Green Mountain Coffee Roasters (+107%), hurt our performance relative to the benchmark.

While we cannot predict how broad political or economic events will affect the markets, we are confident that long-term investors can achieve worthwhile returns. With that in mind, we believe that equity exposure will continue to play an important role in a diversified investment strategy. Within that plan, we believe a portfolio of companies with lower relative price/ earnings and price/cash flow ratios, growth rates near that of the market, a higher return on equity, quality balance sheets, and positive market sentiment is an attractive investment.

We thank you for your investment and look forward to the coming months.

James D. Troyer, CFA
Principal and Portfolio Manager

April 12, 2011

7

Strategic Equity Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Number of Stocks	458	2,164	3,817
Median Market Cap	$4.0B	$4.2B	$31.4B
Price/Earnings Ratio	17.9x	23.6x	17.9x
Price/Book Ratio	2.6x	2.2x	2.3x
Return on Equity	12.8%	12.8%	18.9%
Earnings Growth Rate	8.8%	5.8%	5.9%
Dividend Yield	1.1%	1.2%	1.7%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate
(Annualized)	64%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	0.80%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		MSCI US
		Small +	DJ
		Mid Cap	U.S. Total
		2200	Market
	Fund	Index	Index
Consumer
Discretionary	16.1%	15.1%	11.8%
Consumer Staples	3.9	3.6	9.2
Energy	9.2	9.1	11.8
Financials	17.9	18.4	16.2
Health Care	10.6	10.7	10.7
Industrials	13.6	14.0	11.6
Information
Technology	15.9	16.5	18.5
Materials	6.3	6.6	4.5
Telecommunication
Services	1.3	1.2	2.6
Utilities	5.2	4.8	3.1

Volatility Measures
	MSCI US
	Small +	DJ
	Mid Cap	U.S. Total
	2200	Market
	Index	Index
R-Squared	0.99	0.95
Beta	1.00	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Humana Inc.	Managed Health
	Care	1.1%
Altera Corp.	Semiconductors	1.1
Joy Global Inc.	Construction &
	Farm Machinery &
	Heavy Trucks	1.1
AmerisourceBergen	Health Care
Corp. Class A	Distributors	1.0
Cimarex Energy Co.	Oil & Gas
	Exploration &
	Production	1.0
Helmerich & Payne Inc.	Oil & Gas Drilling	1.0
El Paso Corp.	Oil & Gas Storage &
	Transportation	1.0
Ross Stores Inc.	Apparel Retail	1.0
Eastman Chemical Co.	Diversified
	Chemicals	1.0
Limited Brands Inc.	Apparel Retail	0.9
Top Ten		10.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.30%.

8

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Spliced Small and Mid Cap Index: Russell 2800 Index through May 31, 2003; MSCI US Small + Mid Cap 2200 Index thereafter.

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Strategic Equity Fund	8/14/1995	25.41%	1.15%	7.67%

See Financial Highlights for dividend and capital gains information.

9

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.2%)[1]
Consumer Discretionary (16.0%)
	Ross Stores Inc.	507,362	36,084
	Limited Brands Inc.	1,044,400	34,340
*	Dollar Tree Inc.	587,720	32,630
	Williams-Sonoma Inc.	771,871	31,261
*	Tempur-Pedic
	International Inc.	602,099	30,502
*	TRW Automotive
	Holdings Corp.	553,148	30,467
	Sotheby’s	497,900	26,190
*	Fossil Inc.	262,100	24,546
	Whirlpool Corp.	282,611	24,124
	Newell Rubbermaid Inc.	1,183,800	22,646
	Dillard’s Inc. Class A	525,600	21,087
*	Valassis
	Communications Inc.	707,130	20,606
	Gannett Co. Inc.	1,151,350	17,535
	Cablevision Systems Corp.
	Class A	461,900	15,986
^,*	China MediaExpress
	Holdings Inc.	1,252,000	14,811
	Advance Auto Parts Inc.	207,400	13,610
	Autoliv Inc.	170,514	12,657
*	Panera Bread Co. Class A	98,062	12,454
^,*	Coinstar Inc.	246,700	11,329
*	Domino’s Pizza Inc.	575,100	10,599
*	Warnaco Group Inc.	181,859	10,401
*	Tenneco Inc.	239,895	10,184
*	Dana Holding Corp.	573,425	9,972
*	CROCS Inc.	491,000	8,759
	Polaris Industries Inc.	98,941	8,610
*	Ulta Salon Cosmetics
	& Fragrance Inc.	172,700	8,312
*	Denny’s Corp.	1,838,665	7,465
	Bob Evans Farms Inc.	206,751	6,740
	Cracker Barrel
	Old Country Store Inc.	134,823	6,625

			Market
			Value
		Shares	($000)
*	Chipotle Mexican Grill Inc.
	Class A	22,500	6,128
*	DineEquity Inc.	94,800	5,212
	Leggett & Platt Inc.	201,750	4,943
*	Helen of Troy Ltd.	152,500	4,484
	Meredith Corp.	128,820	4,370
	PF Chang’s China
	Bistro Inc.	89,802	4,148
	Scholastic Corp.	128,139	3,465
	Brinker International Inc.	123,350	3,121
*	AFC Enterprises Inc.	136,445	2,064
*	Liberty Global Inc. Class A	49,531	2,051
	Sinclair Broadcast
	Group Inc. Class A	142,400	1,786
*	Liberty Media Corp. -
	Interactive	89,400	1,434
*	Pier 1 Imports Inc.	125,900	1,278
	Finish Line Inc. Class A	59,300	1,177
*	Shutterfly Inc.	21,800	1,141
	Lincoln Educational
	Services Corp.	69,871	1,110
*	Journal Communications Inc.
	Class A	171,561	1,029
*	Quiksilver Inc.	220,900	976
*	ITT Educational
	Services Inc.	12,600	909
	Virgin Media Inc.	32,700	909
	Cato Corp. Class A	36,294	889
*	DSW Inc. Class A	21,100	843
*	Belo Corp. Class A	92,500	815
*	Saks Inc.	69,934	791
	Washington Post Co.
	Class B	1,800	788
*	Liberty Media Corp. - Starz	8,900	691
*	EW Scripps Co. Class A	67,900	672
*	Cheesecake Factory Inc.	21,800	656
*	Ruby Tuesday Inc.	45,250	593
*	Biglari Holdings Inc.	1,160	491
*	Jakks Pacific Inc.	21,000	406

10

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Harman International
	Industries Inc.	8,032	376
	Blyth Inc.	9,000	292
*	Kenneth Cole
	Productions Inc. Class A	17,900	232
			580,802
Consumer Staples (3.8%)
	Coca-Cola Enterprises Inc. 1,224,400		33,426
	Dr Pepper Snapple
	Group Inc.	866,808	32,211
	Herbalife Ltd.	300,579	24,455
	Tyson Foods Inc. Class A	679,700	13,043
	Lancaster Colony Corp.	121,619	7,370
	Ruddick Corp.	182,300	7,035
*	Boston Beer Co. Inc.
	Class A	63,800	5,909
	B&G Foods Inc. Class A	266,200	4,997
*	Central Garden and Pet Co.
	Class A	449,679	4,141
*	Constellation Brands Inc.
	Class A	203,000	4,117
	Casey’s General Stores Inc.	29,735	1,160
*	Smithfield Foods Inc.	42,100	1,013
	National Beverage Corp.	31,100	427
^	Cal-Maine Foods Inc.	13,700	404
			139,708
Energy (9.2%)
	Cimarex Energy Co.	321,191	37,014
	Helmerich & Payne Inc.	533,742	36,663
	El Paso Corp.	2,034,254	36,617
	Pioneer Natural
	Resources Co.	299,300	30,505
*	Newfield Exploration Co.	304,251	23,126
	Sunoco Inc.	488,000	22,248
	SM Energy Co.	292,300	21,686
	Core Laboratories NV	208,800	21,333
*	Oil States International Inc.	270,128	20,567
*	Whiting Petroleum Corp.	262,200	19,259
*	Complete Production
	Services Inc.	380,500	12,104
*	International Coal
	Group Inc.	824,283	9,314
*	Rosetta Resources Inc.	145,745	6,929
	Southern Union Co.	133,442	3,819
*	Stone Energy Corp.	113,512	3,788
	SEACOR Holdings Inc.	37,700	3,486
*	Gulfport Energy Corp.	95,696	3,459
*	Cloud Peak Energy Inc.	151,300	3,267
*	Clayton Williams
	Energy Inc.	26,500	2,801
	RPC Inc.	80,800	2,046
	QEP Resources Inc.	49,500	2,007
*	Warren Resources Inc.	325,000	1,654
*	Tetra Technologies Inc.	94,990	1,463

			Market
			Value
		Shares	($000)
	Crosstex Energy Inc.	111,875	1,113
	W&T Offshore Inc.	48,750	1,111
*	Oceaneering
	International Inc.	11,700	1,046
*	Forest Oil Corp.	25,900	980
*	Venoco Inc.	46,600	796
*	Petroquest Energy Inc.	76,400	715
*	Swift Energy Co.	16,600	708
	Berry Petroleum Co.
	Class A	13,800	696
*	OYO Geospace Corp.	5,650	557
*	Gran Tierra Energy Inc.	59,500	480
			333,357
Financials (17.7%)
	Torchmark Corp.	457,997	30,448
	Bank of Hawaii Corp.	536,164	25,639
	Unum Group	946,085	24,835
*	Arch Capital Group Ltd.	248,892	24,688
*	World Acceptance Corp.	333,918	21,771
	Platinum Underwriters
	Holdings Ltd.	526,000	20,035
	American Financial
	Group Inc.	539,689	18,900
	New York Community
	Bancorp Inc.	1,083,970	18,709
*	CB Richard Ellis Group Inc.
	Class A	675,200	18,028
	Ventas Inc.	329,528	17,893
	Macerich Co.	351,678	17,419
	Plum Creek Timber Co. Inc.	397,400	17,331
*	American Capital Ltd.	1,728,489	17,112
	Rayonier Inc.	239,764	14,940
	Apartment Investment
	& Management Co.	532,500	13,563
	CBL & Associates
	Properties Inc.	758,574	13,214
	KeyCorp	1,413,450	12,551
	RenaissanceRe
	Holdings Ltd.	181,050	12,491
	Lexington Realty Trust	1,245,600	11,646
	Sun Communities Inc.	324,743	11,577
*	Ezcorp Inc. Class A	350,217	10,993
	Bank of the Ozarks Inc.	244,487	10,686
	Assurant Inc.	266,000	10,244
	Cash America
	International Inc.	213,500	9,832
	Camden Property Trust	171,400	9,739
	Nelnet Inc. Class A	441,112	9,629
	Highwoods Properties Inc.	270,246	9,461
	Ashford Hospitality
	Trust Inc.	851,790	9,387
	BOK Financial Corp.	174,621	9,024
*	Credit Acceptance Corp.	119,379	8,471
	AvalonBay Communities Inc.	70,000	8,406
	Hospitality Properties Trust	362,400	8,390

11

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Pennsylvania Real Estate
	Investment Trust	492,382	7,026
	UMB Financial Corp.	185,388	6,925
*	CIT Group Inc.	161,000	6,851
	Brandywine Realty Trust	559,032	6,787
	City Holding Co.	190,355	6,731
	CapitalSource Inc.	921,200	6,485
*	NASDAQ OMX Group Inc.	248,890	6,431
	Equity Lifestyle
	Properties Inc.	108,383	6,248
	Colonial Properties Trust	313,160	6,028
	Duke Realty Corp.	392,800	5,503
	SL Green Realty Corp.	66,875	5,029
	Montpelier Re Holdings Ltd.	273,800	4,838
	Validus Holdings Ltd.	134,300	4,476
	International
	Bancshares Corp.	238,425	4,373
	Provident Financial
	Services Inc.	293,425	4,343
*	iStar Financial Inc.	468,755	4,303
	Legg Mason Inc.	108,875	3,929
	Post Properties Inc.	94,500	3,709
	Extra Space Storage Inc.	164,400	3,405
	Allied World Assurance Co.
	Holdings Ltd.	52,300	3,279
*	First Cash Financial
	Services Inc.	84,501	3,262
	Community Bank
	System Inc.	132,561	3,217
*	First Industrial Realty
	Trust Inc.	261,425	3,108
	Ares Capital Corp.	181,412	3,066
	Republic Bancorp Inc.
	Class A	153,611	2,992
	Glimcher Realty Trust	296,100	2,739
*	Signature Bank	44,000	2,482
	First Financial
	Bankshares Inc.	48,210	2,477
	Endurance Specialty
	Holdings Ltd.	49,935	2,438
	Provident New York
	Bancorp	209,469	2,162
	Bancfirst Corp.	49,783	2,125
	Arrow Financial Corp.	67,678	1,674
	Tompkins Financial Corp.	39,520	1,642
	FBL Financial Group Inc.
	Class A	51,500	1,582
*	FPIC Insurance Group Inc.	38,540	1,461
	Discover Financial Services	59,625	1,438
	First Citizens
	BancShares Inc. Class A	6,500	1,304
*	Forest City Enterprises Inc.
	Class A	63,480	1,195
	Infinity Property
	& Casualty Corp.	20,071	1,194

			Market
			Value
		Shares	($000)
	Getty Realty Corp.	52,000	1,190
	Taubman Centers Inc.	20,550	1,101
	Southside Bancshares Inc.	51,396	1,100
*	Internet Capital Group Inc.	77,100	1,095
	GAMCO Investors Inc.	22,500	1,043
	NewAlliance Bancshares Inc.	69,304	1,028
	CapLease Inc.	173,700	952
	Dime Community
	Bancshares Inc.	59,798	883
	Camden National Corp.	25,345	868
	Rockville Financial Inc.	82,900	865
	Erie Indemnity Co. Class A	10,300	732
*	Strategic Hotels
	& Resorts Inc.	109,700	708
	Medical Properties Trust Inc.	60,000	694
	NBT Bancorp Inc.	29,730	678
	Amtrust Financial
	Services Inc.	35,500	677
	Weingarten Realty Investors	26,300	659
	United Bankshares Inc.	23,285	617
	Fulton Financial Corp.	52,900	588
	MFA Financial Inc.	61,600	505
	Axis Capital Holdings Ltd.	14,290	499
	Flagstone Reinsurance
	Holdings SA	50,800	458
	MarketAxess Holdings Inc.	18,000	436
	Protective Life Corp.	13,730	364
*	Sunstone Hotel
	Investors Inc.	35,400	361
*	FelCor Lodging Trust Inc.	50,419	309
	Piedmont Office Realty
	Trust Inc. Class A	14,759	286
	1st Source Corp.	9,707	194
			644,199
Health Care (10.5%)
*	Humana Inc.	576,600	40,327
	AmerisourceBergen Corp.
	Class A	957,604	37,883
	Perrigo Co.	423,800	33,701
	STERIS Corp.	756,343	26,124
*	Incyte Corp. Ltd.	1,563,700	24,785
	Lincare Holdings Inc.	808,006	23,966
	Cooper Cos. Inc.	337,115	23,413
*	Watson
	Pharmaceuticals Inc.	351,900	19,710
*	AMERIGROUP Corp.	222,860	14,319
	Invacare Corp.	410,354	12,770
*	Waters Corp.	133,300	11,584
*	Targacept Inc.	404,150	10,746
*	Varian Medical
	Systems Inc.	154,400	10,444
*	Endo Pharmaceuticals
	Holdings Inc.	256,925	9,804
*	Sirona Dental Systems Inc.	171,200	8,587

12

Strategic Equity Fund

			Market
			Value
		Shares	($000)
*	Magellan Health
	Services Inc.	138,700	6,807
*	LifePoint Hospitals Inc.	143,135	5,751
*	Cephalon Inc.	59,600	4,517
*	Bruker Corp.	210,087	4,380
*	Skilled Healthcare
	Group Inc.	274,100	3,944
*	Health Management
	Associates Inc. Class A	361,348	3,939
*	Par Pharmaceutical Cos. Inc.	109,221	3,395
*	Medicines Co.	206,150	3,358
*	Kensey Nash Corp.	120,471	3,001
*	Cepheid Inc.	103,620	2,903
	Chemed Corp.	39,400	2,624
*	Akorn Inc.	435,742	2,514
	Medicis Pharmaceutical
	Corp. Class A	77,900	2,496
*	Nabi Biopharmaceuticals	419,767	2,439
	Universal American Corp.	97,400	2,231
*	Corvel Corp.	35,369	1,881
*	Inspire Pharmaceuticals Inc.	464,500	1,839
	PDL BioPharma Inc.	285,920	1,658
*	Bio-Rad Laboratories Inc.
	Class A	13,700	1,646
*	Mettler-Toledo
	International Inc.	9,251	1,591
*	Impax Laboratories Inc.	56,100	1,428
*	Greatbatch Inc.	47,400	1,254
*	Community Health
	Systems Inc.	29,300	1,172
*	Nektar Therapeutics	123,672	1,171
*	Genomic Health Inc.	37,008	910
*	Codexis Inc.	68,300	810
*	Micromet Inc.	115,342	647
*	Triple-S Management Corp.
	Class B	22,869	471
*	Enzon Pharmaceuticals Inc.	42,300	461
*	Salix Pharmaceuticals Ltd.	11,205	393
*	Charles River Laboratories
	International Inc.	9,950	382
*	Emergency Medical
	Services Corp. Class A	2,767	176
			380,352
Industrials (13.4%)
	Joy Global Inc.	387,637	38,302
	Rockwell Automation Inc.	359,450	34,022
	Timken Co.	606,080	31,698
*	United Rentals Inc.	887,962	29,551
*	Navistar International Corp.	373,000	25,860
	Manitowoc Co. Inc.	936,600	20,493
	Pitney Bowes Inc.	743,400	19,098
*	Oshkosh Corp.	505,000	17,867
*	Avis Budget Group Inc.	871,900	15,616
	Waste Connections Inc.	479,450	13,803
	KBR Inc.	351,700	13,284

			Market
			Value
		Shares	($000)
*	Stericycle Inc.	144,000	12,769
*	United Continental
	Holdings Inc.	533,800	12,272
*	US Airways Group Inc.	1,233,900	10,747
	Avery Dennison Corp.	226,900	9,521
	RR Donnelley & Sons Co.	479,500	9,072
*	Sauer-Danfoss Inc.	173,943	8,859
	Donaldson Co. Inc.	142,400	8,728
	Cubic Corp.	148,520	8,540
*	Polypore International Inc.	139,000	8,004
	Toro Co.	118,400	7,840
	Gardner Denver Inc.	90,252	7,042
*	EnerSys	172,657	6,863
	Triumph Group Inc.	75,583	6,685
	Briggs & Stratton Corp.	274,543	6,218
*	Consolidated Graphics Inc.	110,773	6,052
	Applied Industrial
	Technologies Inc.	179,200	5,960
	TAL International Group Inc.	143,955	5,221
*	Meritor Inc.	284,887	4,835
	Dover Corp.	68,150	4,480
*	Trimas Corp.	207,600	4,463
	NACCO Industries Inc.
	Class A	39,000	4,316
	Werner Enterprises Inc.	154,737	4,096
*	Corrections Corp.
	of America	161,300	3,936
	Seaboard Corp.	1,436	3,465
*	Macquarie Infrastructure
	Co. LLC	141,900	3,386
	Armstrong World
	Industries Inc.	63,500	2,938
*	WABCO Holdings Inc.	45,415	2,799
	Crane Co.	55,400	2,683
*	Alaska Air Group Inc.	42,165	2,674
*	Amerco Inc.	26,700	2,590
	Great Lakes Dredge
	& Dock Corp.	338,000	2,579
	Knoll Inc.	118,010	2,474
*	Acacia Research -
	Acacia Technologies	69,895	2,392
	Deluxe Corp.	86,113	2,285
*	M&F Worldwide Corp.	88,000	2,211
	Schawk Inc. Class A	112,800	2,193
	Standex International Corp.	57,750	2,188
*	Blount International Inc.	135,182	2,160
*	Thomas & Betts Corp.	32,800	1,951
*	SFN Group Inc.	120,450	1,697
	United Stationers Inc.	19,961	1,418
*	Sensata Technologies
	Holding NV	37,400	1,299
*	Dollar Thrifty Automotive
	Group Inc.	18,540	1,237
*	AGCO Corp.	19,950	1,097
	Tredegar Corp.	48,720	1,051

13

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Ryder System Inc.	20,600	1,042
*	ACCO Brands Corp.	107,615	1,027
	Actuant Corp. Class A	35,400	1,027
*	Atlas Air Worldwide
	Holdings Inc.	14,100	983
	Corporate Executive
	Board Co.	24,212	977
	HEICO Corp.	15,600	975
*	WESCO International Inc.	15,200	950
	Vicor Corp.	56,790	937
*	Esterline Technologies Corp.	12,610	892
	HNI Corp.	27,466	867
	Rollins Inc.	37,650	764
	Tennant Co.	16,316	686
	Interface Inc. Class A	33,645	622
	Watts Water Technologies
	Inc. Class A	16,200	619
	Lawson Products Inc.	23,370	538
	Quanex Building
	Products Corp.	23,780	467
	Kennametal Inc.	1,100	43
			488,296
Information Technology (15.8%)
	Altera Corp.	881,600	38,808
*	VeriFone Systems Inc.	612,750	33,671
*	Teradata Corp.	648,487	32,878
*	Electronic Arts Inc.	1,663,900	32,496
*	Novellus Systems Inc.	760,500	28,237
	Anixter International Inc.	397,468	27,779
*	Lexmark International Inc.
	Class A	714,006	26,447
*	Gartner Inc.	578,509	24,107
*	TIBCO Software Inc.	881,569	24,023
*	Atmel Corp.	1,384,000	18,864
*	SanDisk Corp.	408,800	18,842
^,*	Power-One Inc.	2,042,250	17,870
*	Avnet Inc.	511,600	17,440
*	Advanced Micro
	Devices Inc.	2,027,500	17,437
	Solera Holdings Inc.	296,380	15,145
*	Vishay Intertechnology Inc.	816,450	14,484
*	RF Micro Devices Inc.	1,937,306	12,418
*	IAC/InterActiveCorp	393,300	12,149
*	Fiserv Inc.	183,800	11,528
*	JDS Uniphase Corp.	433,916	9,043
	Avago Technologies Ltd.	285,600	8,882
*	Aruba Networks Inc.	257,500	8,714
	Opnet Technologies Inc.	206,474	8,050
*	Lam Research Corp.	131,200	7,434
*	Netscout Systems Inc.	260,955	7,129
	iGate Corp.	353,714	6,639
*	Silicon Image Inc.	708,200	6,353
*	MICROS Systems Inc.	111,600	5,516
*	Cardtronics Inc.	262,576	5,343
	DST Systems Inc.	99,950	5,279

			Market
			Value
		Shares	($000)
*	Lattice Semiconductor Corp.	855,850	5,050
*	Powerwave
	Technologies Inc.	993,700	4,482
*	Anadigics Inc.	986,400	4,419
	Plantronics Inc.	110,900	4,061
*	Tech Data Corp.	78,300	3,982
*	SYNNEX Corp.	113,274	3,708
*	Kemet Corp.	232,650	3,450
*	Teradyne Inc.	186,917	3,329
	MAXIMUS Inc.	37,470	3,041
*	Unisys Corp.	93,356	2,915
*	TriQuint Semiconductor Inc.	217,395	2,807
*	Manhattan Associates Inc.	72,200	2,362
*	Kulicke & Soffa
	Industries Inc.	248,375	2,322
*	Quantum Corp.	879,300	2,216
*	Mentor Graphics Corp.	150,000	2,195
*	Interactive Intelligence Inc.	48,069	1,861
*	Fairchild Semiconductor
	International Inc. Class A	99,750	1,816
*	Insight Enterprises Inc.	101,600	1,730
	CTS Corp.	137,752	1,488
	Micrel Inc.	95,800	1,291
*	Veeco Instruments Inc.	25,000	1,271
*	Radiant Systems Inc.	62,000	1,097
*	Ultratech Inc.	34,600	1,017
	MKS Instruments Inc.	24,700	823
*	MicroStrategy Inc. Class A	6,100	820
*	Omnivision
	Technologies Inc.	22,500	799
*	Novatel Wireless Inc.	138,300	755
*	Flextronics International Ltd.	97,870	731
*	Netgear Inc.	18,800	610
*	Progress Software Corp.	20,400	593
	Blackbaud Inc.	21,400	583
*	Magma Design
	Automation Inc.	81,800	558
*	Liquidity Services Inc.	28,700	513
*	Silicon Graphics
	International Corp.	23,150	495
	National Instruments Corp.	12,769	418
*	IXYS Corp.	20,200	271
	Renaissance Learning Inc.	11,200	132
			573,016
Materials (6.3%)
	Eastman Chemical Co.	359,938	35,749
	Domtar Corp.	356,475	32,717
	Walter Energy Inc.	235,750	31,928
	Ashland Inc.	352,300	20,349
*	Rockwood Holdings Inc.	324,650	15,979
	Cytec Industries Inc.	211,200	11,483
^	Rock-Tenn Co. Class A	132,958	9,221
	Silgan Holdings Inc.	229,160	8,740
	Lubrizol Corp.	56,200	7,529
	Innophos Holdings Inc.	157,285	7,252

14

Strategic Equity Fund

			Market
			Value
		Shares	($000)
	Boise Inc.	604,800	5,540
	Buckeye Technologies Inc.	171,258	4,663
*	Ferro Corp.	259,600	4,307
	Schweitzer-Mauduit
	International Inc.	81,639	4,132
*	Clearwater Paper Corp.	45,271	3,685
*	KapStone Paper and
	Packaging Corp.	161,600	2,775
	Stepan Co.	38,226	2,771
*	Noranda Aluminum
	Holding Corp.	164,400	2,639
*	Graphic Packaging
	Holding Co.	458,329	2,484
*	Solutia Inc.	96,600	2,454
*	Innospec Inc.	76,300	2,437
	PolyOne Corp.	119,150	1,693
*	TPC Group Inc.	48,050	1,387
	Neenah Paper Inc.	51,400	1,129
	Albemarle Corp.	14,600	873
	NewMarket Corp.	5,222	826
	Haynes International Inc.	13,200	732
	Westlake Chemical Corp.	10,986	617
	Cabot Corp.	11,797	546
*	WR Grace & Co.	13,200	506
			227,143
Telecommunication Services (1.3%)
*	MetroPCS
	Communications Inc.	2,002,787	32,525
	USA Mobility Inc.	292,378	4,237
*	Vonage Holdings Corp.	805,050	3,671
*	United States Cellular Corp.	59,316	3,054
	Consolidated
	Communications
	Holdings Inc.	68,874	1,290
	Telephone & Data
	Systems Inc.	35,400	1,193
			45,970
Utilities (5.2%)
	Oneok Inc.	491,045	32,841
	CMS Energy Corp.	1,528,962	30,029
	Atmos Energy Corp.	483,211	16,478
	Integrys Energy Group Inc.	252,950	12,777
	Northeast Utilities	323,000	11,176
	Southwest Gas Corp.	257,800	10,047
*	El Paso Electric Co.	299,100	9,093
	DTE Energy Co.	176,850	8,659
	DPL Inc.	285,650	7,830
	Pinnacle West Capital Corp.	165,900	7,099
	IDACORP Inc.	169,844	6,471
	Portland General
	Electric Co.	181,000	4,302
	NSTAR	87,655	4,056
	Avista Corp.	161,629	3,739
	CenterPoint Energy Inc.	211,408	3,712

		Market
		Value
	Shares	($000)
Hawaiian Electric
Industries Inc.	141,780	3,516
Alliant Energy Corp.	83,700	3,258
NorthWestern Corp.	88,397	2,678
Nicor Inc.	31,150	1,673
OGE Energy Corp.	32,900	1,663
WGL Holdings Inc.	40,471	1,578
Unisource Energy Corp.	37,700	1,362
Cleco Corp.	36,700	1,258
Questar Corp.	50,900	888
PNM Resources Inc.	58,735	876
Piedmont Natural
Gas Co. Inc.	8,700	264
Laclede Group Inc.	6,900	263
		187,586
Total Common Stocks
(Cost $2,629,010)		3,600,429
Temporary Cash Investments (1.4%)[1]
Money Market Fund (1.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.208%	48,081,958	48,082

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.240%, 6/22/11	1,500	1,499
[4,5] Freddie Mac
Discount Notes,
0.281%, 6/21/11	200	200
		1,699
Total Temporary Cash Investments
(Cost $49,781)		49,781
Total Investments (100.6%)
(Cost $2,678,791)		3,650,210
Other Assets and Liabilities (-0.6%)
Other Assets		40,548
Liabilities[3]		(61,906)
		(21,358)
Net Assets (100%)
Applicable to 178,901,573 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,628,852
Net Asset Value Per Share		$20.28

15

Strategic Equity Fund

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,204,306
Overdistributed Net Investment Income	(5,250)
Accumulated Net Realized Losses	(1,542,818)
Unrealized Appreciation (Depreciation)
Investment Securities	971,419
Futures Contracts	1,195
Net Assets	3,628,852

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $14,478,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.6%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $15,733,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,699,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	23,155
Interest[1]	34
Security Lending	514
Total Income	23,703
Expenses
The Vanguard Group—Note B
Investment Advisory Services	699
Management and Administrative	3,920
Marketing and Distribution	345
Custodian Fees	30
Shareholders’ Reports	31
Trustees’ Fees and Expenses	3
Total Expenses	5,028
Net Investment Income	18,675
Realized Net Gain (Loss)
Investment Securities Sold	254,709
Futures Contracts	4,011
Realized Net Gain (Loss)	258,720
Change in Unrealized Appreciation (Depreciation)
Investment Securities	497,681
Futures Contracts	637
Change in Unrealized Appreciation (Depreciation)	498,318
Net Increase (Decrease) in Net Assets Resulting from Operations	775,713
1 Interest income from an affiliated company of the fund was $29,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,675	44,404
Realized Net Gain (Loss)	258,720	138,850
Change in Unrealized Appreciation (Depreciation)	498,318	236,245
Net Increase (Decrease) in Net Assets Resulting from Operations	775,713	419,499
Distributions
Net Investment Income	(41,795)	(44,385)
Realized Capital Gain	—	—
Total Distributions	(41,795)	(44,385)
Capital Share Transactions
Issued	185,309	265,701
Issued in Lieu of Cash Distributions	39,080	41,702
Redeemed	(432,597)	(1,128,109)
Net Increase (Decrease) from Capital Share Transactions	(208,208)	(820,706)
Total Increase (Decrease)	525,710	(445,592)
Net Assets
Beginning of Period	3,103,142	3,548,734
End of Period[1]	3,628,852	3,103,142
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($5,250,000) and $17,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.30	$14.52	$16.42	$24.94	$23.07	$23.28
Investment Operations
Net Investment Income	.104	.221	.184	.240	.270	.270
Net Realized and Unrealized Gain (Loss)
on Investments	4.103	1.759	(1.843)	(6.090)	2.840	1.170
Total from Investment Operations	4.207	1.980	(1.659)	(5.850)	3.110	1.440
Distributions
Dividends from Net Investment Income	(.227)	(.200)	(.241)	(.240)	(.260)	(.210)
Distributions from Realized Capital Gains	—	—	—	(2.430)	(.980)	(1.440)
Total Distributions	(.227)	(.200)	(.241)	(2.670)	(1.240)	(1.650)
Net Asset Value, End of Period	$20.28	$16.30	$14.52	$16.42	$24.94	$23.07

Total Return[1]	25.95%	13.71%	-9.66%	-25.37%	13.76%	6.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,629	$3,103	$3,549	$4,822	$7,699	$6,755
Ratio of Total Expenses to
Average Net Assets	0.30%	0.30%	0.30%	0.25%	0.30%	0.35%
Ratio of Net Investment Income to
Average Net Assets	1.11%	1.37%	1.47%	1.09%	1.03%	1.18%
Portfolio Turnover Rate	64%	60%	60%	79%	75%	80%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Strategic Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $574,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,600,429	—	—
Temporary Cash Investments	48,082	1,699	—
Futures Contracts—Assets[1]	130	—	—
Futures Contracts—Liabilities[1]	(13)	—	—
Total	3,648,628	1,699	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2011	259	21,800	824
S&P MidCap 400 Index	June 2011	10	4,935	275
E-mini S&P MidCap 400 Index	June 2011	20	1,974	96

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

21

Strategic Equity Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $1,800,489,000 to offset future net capital gains of $755,793,000 through September 30, 2017, and $1,044,696,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $2,678,791,000. Net unrealized appreciation of investment securities for tax purposes was $971,419,000, consisting of unrealized gains of $1,003,425,000 on securities that had risen in value since their purchase and $32,006,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $1,064,294,000 of investment securities and sold $1,291,589,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	9,939	16,900
Issued in Lieu of Cash Distributions	2,125	2,690
Redeemed	(23,579)	(73,654)
Net Increase (Decrease) in Shares Outstanding	(11,515)	(54,064)

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,259.53	$1.69
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.44	1.51

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the fund has modestly underperformed its benchmark and outperformed its peer group over the short term (the last one-year period) and long term (since the inception of the fund). Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052011

Vanguard Capital Opportunity Fund
Semiannual Report

March 31, 2011

> Vanguard Capital Opportunity Fund returned nearly 19% for the six months ended March 31, 2011, in line with the average return of peer funds.

> The fund, which is diversified across companies of various sizes, lagged its Russell Midcap Growth Index benchmark.

> Information technology, the fund’s largest sector, provided a modest lead over the benchmark but couldn’t make up for the weakness in health care holdings.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	23
Trustees Approve Advisory Agreement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	18.72%
Admiral™ Shares	18.74
Russell Midcap Growth Index	22.96
Multi-Cap Growth Funds Average	18.91

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$29.59	$35.00	$0.121	$0.000
Admiral Shares	68.38	80.85	0.322	0.000

1

Chairman’s Letter

Dear Shareholder,

U.S. equity markets proved resilient in the face of multiple uncertainties—including the geopolitical upheaval in the Middle East and North Africa, Japan’s devastating earthquake and tsunami, and budget gridlock in Washington. For the six months ended March 31, Vanguard Capital Opportunity Fund returned 18.72% for Investor Shares and 18.74% for Admiral Shares.

As we have noted in past letters, your fund has certain characteristics—including a concentration in information technology and health care stocks—that differ markedly from those of its benchmark and some of its peer funds. This can make short-term performance comparisons less meaningful. Nevertheless, the fund’s six-month result was in line with the average return for multi-capitalization growth funds and the broad U.S. stock market’s return, while it lagged the Russell Midcap Growth Index’s return. Mid-cap stocks again generally outperformed large-caps—which represented almost half of the fund’s holdings.

2

Despite distressing headlines, stock markets rallied
Most global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by some unnerving developments around the world. In the United States, the economy continued its extended recovery. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the half-year. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

Market Barometer

		Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

The fund’s long-term investments posted mixed short-term results
PRIMECAP Management Company, the Capital Opportunity Fund’s advisor, anticipates exceptional long-term growth in demand for information technology and health care—especially in fast-growing emerging markets. These two sectors represented more than 60% of the fund’s value, on average, during the six months, compared with slightly more than 35% of the Russell Midcap Growth Index.

IT and health care stocks have helped your low-turnover fund deliver superior returns over the long run, but it would be unrealistic to expect them to outperform in every time period.

Returns were strong across the technology sector, in part thanks to consumers’ enthusiasm for tablet computers and smartphones. Representing almost 40% of assets, IT was responsible for an even greater share of the fund’s return. Three of Capital Opportunity’s top-ten holdings—Altera, Research In Motion, and Netherlands-based ASML Holding—together added more than 3 percentage points to its gains.

In contrast, the overall performance of the fund’s health care holdings was anemic: The sector returned 20% for

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.48%	0.41%	1.45%

The fund expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

4

the benchmark index but less than half that much for the fund. Concerns including expiring patents and regulatory review of new treatments held back top-ten stocks Amgen and Eli Lilly. On the plus side, two other top-ten stocks—Biogen Idec and Roche Holding—advanced more than 30% and almost 10%, respectively, during the period.

As the economy continued to grind into gear, industrial stocks benefited. Electrical component makers Thomas & Betts and Rockwell Automation each rose roughly 50%, adding to last year’s sizable gains. Monsanto, a leader in genetically modified seeds—as well as the fund’s largest holding and its only stock in the materials sector—began to recover ground lost in the last two years.

For the period, the fund’s total return was about 4 percentage points behind that of the Russell Midcap Growth Index. Keep in mind, however, that the fund holds 100-plus stocks, compared with almost 500 stocks in the index, and that some of these holdings are not included in the index—such as Monsanto and ASML, which helped, and some pharmaceutical giants that lagged. Also, PRIMECAP manages the fund with a three- to five-year investment horizon rather than with an eye toward short-term results.

Spread your nest egg across multiple baskets
By almost any measure, equity returns in the last six months were exceptional. Both the broad U.S. market and the Russell Midcap Growth Index advanced each month, although at a slower pace amid March’s global events. Of course, market currents can change swiftly, and periods of strength are often followed by stretches of weakness.

As I write this letter, many investors are concerned about higher oil prices—could they derail the U.S. economic recovery, and what do they mean for inflation and short-term interest rates? After evaluating several scenarios, Vanguard’s economists concluded that if benchmark U.S. crude oil prices were to rise to $120 a barrel in the coming months, the U.S. economic recovery would likely be weaker than expected. Oil prices would likely need to persist at $150 per barrel to generate another U.S. recession.

One of the ways you can try to buffer your nest egg from such shocks is to develop allocations to stock, bond, and money market funds in proportions consistent with your goals and ability to withstand the stock market’s unpredictable swings. With the advisor’s long-term investing horizon, Vanguard Capital Opportunity Fund can play a useful role in a diversified portfolio by providing low-cost exposure to companies with attractive growth potential.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
April 13, 2011

5

Advisor’s Report

For the six months ended March 31, 2011, Vanguard Capital Opportunity Fund returned 18.72% for Investor Shares and 18.74% for Admiral Shares, trailing the 22.96% return of its benchmark, the Russell Midcap Growth Index, and slightly lagging the 18.91% average return of multi-cap growth fund competitors. While the fund provided good returns, we are disappointed with its performance relative to the index. The fund’s holdings in the health care and consumer discretionary sectors hurt its results, although this was partially offset by stock selection in materials and information technology and an underweighting of the telecommunication services sector.

Investment environment
The U.S. stock market provided strong returns during the past six months, extending the rally that began last summer. For example, the S&P 500 Index rose almost 30% from June 2010 through March 2011 and has nearly doubled from the lows reached in March 2009.

The U.S. economy continued its recovery from the recession; gross domestic product grew just over 3% in the fourth quarter of 2010. Consumer spending continued to rebound, rising about 4% in the fourth quarter of 2010, the highest rate of growth since the fourth quarter of 2006. Industrial production increased as companies rebuilt inventories and returned to growth mode. Capacity utilization also began to tighten.

However, there are reasons for caution regarding the sustainability of this recovery. Unemployment is persistently high at almost 9%, housing markets remain weak, and governments at the federal, state, and local levels face significant fiscal challenges. Meanwhile, the unrest in the Middle East and the tragic earthquakes in Japan have added uncertainty to the global economic outlook.

Management of the fund
Our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three- to five-year time frame than current valuations might suggest. Our focus is on assessing the fundamental value of a company relative to its current market value.

This investment strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. These two sectors composed slightly more than 60% of the fund’s holdings (versus not quite 37% of the Russell Midcap Growth Index). Six-month returns for both sectors in the Russell Midcap Growth Index trailed the benchmark’s overall return. In the fund, poor stock selection in health care further hurt returns. However, positive selection in information technology helped.

6

Health care
In the Russell Midcap Growth Index, the health care sector returned 20.1%. The fund’s holdings in health care fared significantly worse, returning 8.8%. Three of the largest detractors from the fund’s sector return, and also from its overall return, were Eli Lilly (–1%), Amgen (–3%), and Novartis (–2%). The fund’s stake in Biogen Idec (+31%) was one of the few bright spots in the sector during this period.

Health care holdings have hurt the fund’s performance relative to the index for the last two years. We built considerable positions in large pharmaceutical, biotechnology, and medical device companies based on the view that new product introductions combined with growing demand from an aging global population would lead to growth in revenues and earnings that would more than offset patent expirations. Our thesis has been challenged by several factors. Large, sophisticated buyers such as governments and managed health plans have increased pricing pressure and limited unit growth relative to our expectations. At the same time, the rate of innovation in the industry has been disappointing. The industry has also faced additional regulatory challenges as the U.S. Food and Drug Administration has adopted a more risk-averse and conservative approach to reviewing new products and monitoring existing ones.

We believe there are several reasons to remain optimistic about the prospects for large pharmaceutical, biotechnology, and medical device companies. First, market expectations are low as implied by current valuation multiples, which are well below those of the overall market. Second, these companies generate significant positive cash flows from their existing products and have strong balance sheets. Third, the aging global population and rising living standards in emerging markets should lead to increased demand for health care products. Fourth, we believe that a more fundamental understanding of diseases and their causes will lead to improved treatments, resulting in future growth for these companies.

The pace of scientific development is difficult to predict, but the potential for better treatments for diseases such as cancer, diabetes, and Alzheimer’s is enormous, as are the possibilities for personalized medicines based on an improving understanding of the human genome.

Technology
The information technology sector returned 19.4% in the Russell Midcap Growth Index, trailing the index’s total return. However, thanks to positive stock selection, the fund’s information technology holdings returned 21.3%. Among the largest contributors were ASML Holding (+50%), Altera (+46%), NVIDIA (+58%), and Trimble Navigation

7

(+44%). These results were partially offset by subpar returns from Cree (–15%), Rambus (–5%), and Google (+12%).

Innovation continues unabated in technology, leading, in our judgment, to many attractive investment opportunities. One of the most significant developments in recent years has been the emergence of cloud computing, which, broadly speaking, refers to the availability of processing power and computer storage as a utility that can be accessed anywhere, anytime, and on any device. The migration to the cloud has been led by consumers eager to access the benefits of new devices and services such as smartphones, tablets, and social networking, as well as existing services such as internet search, e-mail, and online storage of photos and videos. In contrast, businesses have been more cautious, but they could eventually represent an even larger opportunity.

Surprisingly, when investors think about the cloud, they seem to think primarily of relatively new (and privately owned) companies such as Facebook, Twitter, and Groupon. These are indeed exciting new enterprises. However, we believe that many of the companies in our portfolio that provide core services and enabling infrastructure, such as Google, Microsoft, and EMC Corp., will also benefit significantly as consumers and businesses increasingly embrace cloud computing over the next few years. Furthermore, these companies trade at very low valuation multiples and enjoy exceptionally strong balance sheets.

Other sector highlights
Poor stock selection in the consumer discretionary and industrial sectors hurt the fund’s results. DIRECTV (+12%), 99 Cents Only Stores (–19%), and Whirlpool (+7%) were some of the biggest detractors among consumer discretionary holdings. Several industrial stocks that are highly sensitive to oil prices, such as Southwest Airlines (–3%), FedEx (+10%), AMR (+3%), and JetBlue (–6%), were also notable detractors.

On a positive note, favorable stock selection in materials more than offset the fund’s underweighted position in the sector, which had the second-highest return in the benchmark index (energy was in first place). Monsanto (+52%), our sole holding in materials and the largest holding in the fund overall, boosted results. Minimal holdings in telecommunication services—the index’s weakest sector, with a return of only 2.2%—also helped relative returns.

Outlook
Looking to the rest of fiscal year 2011 and beyond, we continue to view U.S. equities as an attractive investment opportunity, especially relative to most other asset classes. Valuation multiples remain below historical averages despite a low interest rate environment. Many companies, having recovered from the recent recession with more efficient operations and improved balance sheets, are generating accelerating growth in revenues and earnings. Despite

8

the rise in energy and commodity prices, inflation seems manageable, at least in the near term, for consumers and businesses.

Some macro-level concerns continue to temper our generally positive assessment. Fiscal and monetary policy, increased regulatory burdens, and political unrest in the Middle East inject an element of risk. Domestically, fiscal challenges faced by the federal, state, and local governments raise great uncertainty about future budgets and tax policies. Overseas, many developed countries such as Greece, Portugal, Ireland, and Spain continue to face massive fiscal problems. In addition, it is unclear how and when the political and social turmoil in the Middle East will be resolved and what the outcome will mean for oil prices.

On balance, we are positive in our outlook for U.S. equities, and we remain committed to the fund’s substantial position in technology and health care companies—areas in which we expect innovation to continue to accelerate, leading to greater growth opportunities than the market currently expects.

PRIMECAP Management Company
April 14, 2011

Capital Opportunity Fund

Fund Profile
As of March 31, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.48%	0.41%
30-Day SEC Yield	0.37%	0.44%

Portfolio Characteristics
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	115	490	3,817
Median Market Cap	$14.1B	$8.2B	$31.4B
Price/Earnings Ratio	18.6x	23.8x	17.9x
Price/Book Ratio	2.9x	4.0x	2.3x
Return on Equity	17.7%	19.1%	18.9%
Earnings Growth Rate	13.6%	9.1%	5.9%
Dividend Yield	0.9%	0.8%	1.7%
Foreign Holdings	12.2%	0.0%	0.0%
Turnover Rate
(Annualized)	6%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	11.8%	19.8%	11.8%
Consumer Staples	0.0	5.3	9.2
Energy	6.6	6.5	11.8
Financials	0.3	7.2	16.2
Health Care	23.4	13.4	10.7
Industrials	14.3	16.0	11.6
Information
Technology	38.1	22.8	18.5
Materials	4.1	7.0	4.5
Telecommunication
Services	0.4	1.7	2.6
Utilities	1.0	0.3	3.1

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	Index
R-Squared	0.95	0.92
Beta	0.95	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Monsanto Co.	Fertilizers &
	Agricultural
	Chemicals	4.0%
Altera Corp.	Semiconductors	3.7
Biogen Idec Inc.	Biotechnology	3.5
Research In Motion Ltd.	Communications
	Equipment	3.3
Eli Lilly & Co.	Pharmaceuticals	3.1
DIRECTV Class A	Cable & Satellite	3.1
FedEx Corp.	Air Freight &
	Logistics	3.1
Amgen Inc.	Biotechnology	2.9
Roche Holding AG	Pharmaceuticals	2.6
ASML Holding NV ADR	Semiconductor
	Equipment	2.4
Top Ten		31.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratios were 0.48% for Investor Shares and 0.41% for Admiral Shares.

10

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	8/14/1995	11.24%	4.50%	6.66%
Admiral Shares	11/12/2001	11.30	4.59	8.47[1]
1 Return since inception.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

11

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.9%)
Consumer Discretionary (11.5%)
*	DIRECTV Class A	5,846,376	273,611
*	Bed Bath & Beyond Inc.	3,097,600	149,521
*,1	Ascena Retail Group Inc.	4,539,500	147,125
*	CarMax Inc.	4,346,797	139,532
	Whirlpool Corp.	1,191,100	101,672
	TJX Cos. Inc.	1,600,000	79,568
	Gentex Corp.	1,484,800	44,915
*	Quiksilver Inc.	4,461,500	19,720
*	Amazon.com Inc.	85,000	15,311
	Carnival Corp.	389,800	14,953
	Nordstrom Inc.	290,000	13,015
	Lowe’s Cos. Inc.	400,000	10,572
*	O’Reilly Automotive Inc.	150,000	8,619
1	Strattec Security Corp.	214,000	7,164
*	DreamWorks Animation
	SKG Inc. Class A	155,000	4,329
			1,029,627
Energy (6.5%)
	Murphy Oil Corp.	1,600,000	117,472
	Noble Energy Inc.	958,200	92,610
*	Oceaneering International
	Inc.	986,000	88,198
	National Oilwell Varco Inc.	1,036,000	82,124
*	McDermott International
	Inc.	3,000,000	76,170
*	Plains Exploration &
	Production Co.	1,100,000	39,853
	ConocoPhillips	300,000	23,958
	Cabot Oil & Gas Corp.	345,000	18,275
*	Pride International Inc.	415,000	17,824
*	Exterran Holdings Inc.	641,700	15,227
*	Transocean Ltd.	100,000	7,795
			579,506
Financials (0.3%)
	Chubb Corp.	390,000	23,911

			Market
			Value
		Shares	($000)
Health Care (22.9%)
*	Biogen Idec Inc.	4,252,100	312,062
	Eli Lilly & Co.	7,814,700	274,843
*	Amgen Inc.	4,818,200	257,533
	Roche Holding AG	1,619,000	231,137
	Medtronic Inc.	5,241,800	206,265
	Novartis AG ADR	3,370,000	183,160
*	Dendreon Corp.	4,428,500	165,759
*	BioMarin Pharmaceutical
	Inc.	5,023,400	126,238
*	Life Technologies Corp.	2,071,445	108,585
*	Boston Scientific Corp.	8,249,700	59,315
*	Cerner Corp.	378,800	42,123
*	Illumina Inc.	463,400	32,470
*	Edwards Lifesciences
	Corp.	300,000	26,100
*	Waters Corp.	89,000	7,734
*	Pharmacyclics Inc.	1,045,062	6,155
*	Affymetrix Inc.	856,498	4,462
*	Charles River Laboratories
	International Inc.	70,000	2,687
*	InterMune Inc.	27,000	1,274
			2,047,902
Industrials (14.0%)
	FedEx Corp.	2,918,650	273,040
*,1	Thomas & Betts Corp.	3,100,000	184,357
	Rockwell Automation Inc.	1,915,000	181,255
	Southwest Airlines Co.	9,919,100	125,278
	Pall Corp.	1,400,000	80,654
^	Ritchie Bros Auctioneers
	Inc.	2,572,500	72,416
*	Babcock & Wilcox Co.	1,800,000	60,084
*	AMR Corp.	8,907,100	57,540
	CH Robinson Worldwide
	Inc.	735,000	54,485
*	JetBlue Airways Corp.	5,940,150	37,245
	Union Pacific Corp.	307,000	30,187
	Expeditors International of
	Washington Inc.	585,000	29,332

12

Capital Opportunity Fund

			Market
			Value
		Shares	($000)
*	Aecom Technology Corp.	820,000	22,739
	SPX Corp.	242,200	19,228
	Chicago Bridge &
	Iron Co. NV	368,930	15,001
*	Jacobs Engineering
	Group Inc.	65,000	3,343
*	European Aeronautic
	Defence and Space
	Co. NV	50,050	1,458
*	US Airways Group Inc.	57,000	496
			1,248,138
Information Technology (37.3%)
	Altera Corp.	7,514,400	330,784
*	Research In Motion Ltd.	5,272,900	298,288
	ASML Holding NV ADR	4,832,489	215,046
*	NVIDIA Corp.	10,884,050	200,920
*	Symantec Corp.	10,325,300	191,431
*	Cree Inc.	4,124,900	190,405
*	Google Inc. Class A	303,400	177,856
	Corning Inc.	8,580,000	177,005
*	Electronic Arts Inc.	7,893,600	154,162
*	Trimble Navigation Ltd.	2,778,800	140,441
*	Rambus Inc.	5,235,000	103,653
	Microsoft Corp.	3,875,000	98,270
	Texas Instruments Inc.	2,816,600	97,342
*	Adobe Systems Inc.	2,590,000	85,884
*	Flextronics International
	Ltd.	10,096,700	75,422
*	EMC Corp.	2,825,000	75,004
*	NeuStar Inc. Class A	2,631,000	67,301
*	SanDisk Corp.	1,399,948	64,524
*	Micron Technology Inc.	5,550,000	63,603
*,1	FormFactor Inc.	5,756,700	59,294
	Hewlett-Packard Co.	1,350,000	55,309
*	Smart Technologies Inc.
	Class A	4,672,304	47,704
	Plantronics Inc.	1,150,000	42,113
	Intersil Corp. Class A	3,214,200	40,017
*,1	Descartes Systems
	Group Inc.	4,645,000	30,936
*	Motorola Solutions Inc.	685,714	30,645
*	Intuit Inc.	470,000	24,957
*	eBay Inc.	800,000	24,832
	QUALCOMM Inc.	390,000	21,384
*	Entegris Inc.	2,019,231	17,709
*	Rovi Corp.	300,000	16,095
*	Ciena Corp.	607,142	15,761
*	Motorola Mobility
	Holdings Inc.	600,000	14,640
*	Cymer Inc.	250,000	14,145
	Xilinx Inc.	430,000	14,104
*	FEI Co.	355,000	11,971
*	Nuance Communications
	Inc.	600,000	11,736

		Market
		Value
	Shares	($000)
* Brocade Communications
Systems Inc.	1,350,000	8,302
* Apple Inc.	22,000	7,666
Jabil Circuit Inc.	245,100	5,007
* Citrix Systems Inc.	65,000	4,775
* Yahoo! Inc.	250,000	4,162
Accenture plc Class A	49,700	2,732
KLA-Tencor Corp.	50,000	2,368
* Akamai Technologies Inc.	39,000	1,482
Visa Inc. Class A	8,000	589
Mastercard Inc. Class A	1,300	327
* Avid Technology Inc.	10,000	223
		3,338,326
Materials (4.0%)
Monsanto Co.	4,946,986	357,469

Telecommunication Services (0.4%)
* Sprint Nextel Corp.	7,814,700	36,260

Utilities (1.0%)
* AES Corp.	4,688,425	60,950
Public Service Enterprise
Group Inc.	1,005,600	31,686
		92,636
Total Common Stocks
(Cost $5,790,474)		8,753,775
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[2,3] Vanguard Market Liquidity
Fund, 0.208%
(Cost $213,929)	213,928,531	213,929
Total Investments (100.3%)
(Cost $6,004,403)		8,967,704
Other Assets and Liabilities (-0.3%)
Other Assets		42,331
Liabilities[3]		(67,510)
		(25,179)
Net Assets (100%)		8,942,525

13

Capital Opportunity Fund

Market
Value
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	8,967,704
Receivables for Investment
Securities Sold	24,158
Receivables for Capital Shares Issued	5,294
Other Assets	12,879
Total Assets	9,010,035
Liabilities
Security Lending Collateral
Payable to Brokers	35,905
Other Liabilities	31,605
Total Liabilities	67,510
Net Assets	8,942,525

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,914,848
Undistributed Net Investment Income	4,725
Accumulated Net Realized Gains	59,414
Unrealized Appreciation (Depreciation)
Investment Securities	2,963,301
Foreign Currencies	237
Net Assets	8,942,525

Investor Shares—Net Assets
Applicable to 92,119,992 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,224,114
Net Asset Value Per Share—
Investor Shares	$35.00

Admiral Shares—Net Assets
Applicable to 70,726,647 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,718,411
Net Asset Value Per Share—
Admiral Shares	$80.85

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,853,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $35,905,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1,2]	43,623
Interest[2]	242
Security Lending	351
Total Income	44,216
Expenses
Investment Advisory Fees—Note B	11,114
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,177
Management and Administrative—Admiral Shares	3,438
Marketing and Distribution—Investor Shares	360
Marketing and Distribution—Admiral Shares	446
Custodian Fees	67
Shareholders’ Reports—Investor Shares	32
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	7
Total Expenses	18,650
Net Investment Income	25,566
Realized Net Gain (Loss)
Investment Securities Sold[2]	203,966
Foreign Currencies	26
Realized Net Gain (Loss)	203,992
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,215,420
Foreign Currencies	128
Change in Unrealized Appreciation (Depreciation)	1,215,548
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,106

1 Dividends are net of foreign withholding taxes of $2,909,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $257,000, $242,000, and $1,579,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,566	32,364
Realized Net Gain (Loss)	203,992	221,849
Change in Unrealized Appreciation (Depreciation)	1,215,548	287,744
Net Increase (Decrease) in Net Assets Resulting from Operations	1,445,106	541,957
Distributions
Net Investment Income
Investor Shares	(11,536)	(13,472)
Admiral Shares	(22,920)	(16,758)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(34,456)	(30,230)
Capital Share Transactions
Investor Shares	(1,014,368)	(485,711)
Admiral Shares	647,963	31,018
Net Increase (Decrease) from Capital Share Transactions	(366,405)	(454,693)
Total Increase (Decrease)	1,044,245	57,034
Net Assets
Beginning of Period	7,898,280	7,841,246
End of Period[1]	8,942,525	7,898,280
1 Net Assets—End of Period includes undistributed net investment income of $4,725,000 and $13,589,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.59	$27.71	$29.41	$42.70	$36.11	$31.92
Investment Operations
Net Investment Income	.092	.106	.121	.254[1]	.070	.053
Net Realized and Unrealized Gain (Loss)
on Investments	5.439	1.871	.355	(9.884)	8.447	4.421
Total from Investment Operations	5.531	1.977	.476	(9.630)	8.517	4.474
Distributions
Dividends from Net Investment Income	(.121)	(.097)	(.114)	(.218)	(.070)	(.055)
Distributions from Realized Capital Gains	—	—	(2.062)	(3.442)	(1.857)	(.229)
Total Distributions	(.121)	(.097)	(2.176)	(3.660)	(1.927)	(.284)
Net Asset Value, End of Period	$35.00	$29.59	$27.71	$29.41	$42.70	$36.11

Total Return[2]	18.72%	7.14%	4.41%	-24.13%	24.35%	14.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,224	$3,675	$3,903	$3,851	$5,415	$5,051
Ratio of Total Expenses to
Average Net Assets	0.48%	0.48%	0.50%	0.45%	0.45%	0.49%
Ratio of Net Investment Income to
Average Net Assets	0.55%	0.36%	0.50%	0.67%[1]	0.18%	0.15%
Portfolio Turnover Rate	6%	8%	12%	13%	14%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction and account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$68.38	$64.04	$68.00	$98.71	$83.49	$73.77
Investment Operations
Net Investment Income	.235	.298	.329	.664[1]	.240	.198
Net Realized and Unrealized Gain (Loss)
on Investments	12.557	4.315	.811	(22.845)	19.508	10.229
Total from Investment Operations	12.792	4.613	1.140	(22.181)	19.748	10.427
Distributions
Dividends from Net Investment Income	(.322)	(.273)	(.339)	(.577)	(.238)	(.178)
Distributions from Realized Capital Gains	—	—	(4.761)	(7.952)	(4.290)	(.529)
Total Distributions	(.322)	(.273)	(5.100)	(8.529)	(4.528)	(.707)
Net Asset Value, End of Period	$80.85	$68.38	$64.04	$68.00	$98.71	$83.49

Total Return[2]	18.74%	7.21%	4.52%	-24.05%	24.43%	14.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,718	$4,223	$3,938	$3,787	$4,760	$3,750
Ratio of Total Expenses to
Average Net Assets	0.41%	0.41%	0.41%	0.36%	0.37%	0.40%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.43%	0.59%	0.76%[1]	0.26%	0.24%
Portfolio Turnover Rate	6%	8%	12%	13%	14%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2011, the investment advisory fee represented an effective annual basic rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $1,468,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.59% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	8,521,180	232,595	—
Temporary Cash Investments	213,929	—	—
Total	8,735,109	232,595	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are

20

Capital Opportunity Fund

recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2011, the fund realized net foreign currency gains of $26,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $146,093,000 to offset future net capital gains of $42,246,000 through September 30, 2017, and $103,847,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2011, the cost of investment securities for tax purposes was $6,004,403,000. Net unrealized appreciation of investment securities for tax purposes was $2,963,301,000, consisting of unrealized gains of $3,711,198,000 on securities that had risen in value since their purchase and $747,897,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $242,331,000 of investment securities and sold $625,990,000 of investment securities, other than temporary cash investments.

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2010		Proceeds from		Mar. 31, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Ascena Retail Group Inc.[1]	113,869	—	6,574	—	147,125
Descartes Systems Group Inc.	29,774	—	—	—	30,936
FormFactor Inc.	49,508	—	—	—	59,294
Strattec Security Corp.	5,337	—	—	257	7,164
Thomas & Betts Corp.	127,162	—	—	—	184,357
	325,650			257	428,876
1 In January 2011, Dress Barn Inc. changed its name to Ascena Retail Group, Inc.

21

Capital Opportunity Fund

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2011		September 30, 2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	135,408	4,070	322,612	10,951
Issued in Lieu of Cash Distributions	11,042	335	12,722	435
Redeemed[1]	(1,160,818)	(36,471)	(821,045)	(28,030)
Net Increase (Decrease)—Investor Shares	(1,014,368)	(32,066)	(485,711)	(16,644)
Admiral Shares
Issued	958,518	13,059	516,424	7,530
Issued in Lieu of Cash Distributions	20,865	274	15,104	224
Redeemed[1]	(331,420)	(4,366)	(500,510)	(7,493)
Net Increase (Decrease)—Admiral Shares	647,963	8,967	31,018	261
1 Net of redemption fees for fiscal 2011 and 2010 of $160,000 and $653,000, respectively (fund totals).

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,187.17	$2.62
Admiral Shares	1,000.00	1,187.36	2.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.54	$2.42
Admiral Shares	1,000.00	1,022.89	2.07

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.41% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth-equity investing. Five experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and whose stock is trading at attractive valuation levels. The firm has managed the fund since 1998.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion and that the fund has modestly underperformed its benchmark and peer group over the short-term, but has outperformed both over the long-term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052011

Vanguard Global Equity Fund
Semiannual Report
March 31, 2011

> Vanguard Global Equity Fund returned 13.79% for the six months ended March 31, 2011, a bit more than the returns of its comparative standards.

> The fund’s North American, principally U.S., stock selections were the most powerful engine of performance.

> As the global economic recovery fought through stiff headwinds, the fund earned strong returns in materials and consumer-oriented stocks.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	36
Trustees Approve Advisory Agreements.	38
Glossary.	40

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Global Equity Fund	13.79%
MSCI All Country World Index	13.54
Global Funds Average	13.35

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$16.74	$18.71	$0.320	$0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned 13.79% for the fiscal half-year ended March 31, edging past its benchmark index, the MSCI All Country World Index, and its peers among global funds.

All sectors and regions contributed positively to returns. The North American market, dominated by the United States, was the top-performing region. European developed markets posted a double-digit return despite the ongoing sovereign debt crisis in the region. And while emerging markets produced a decent return, the performance of the fund’s stock selections in these markets—unlike in North America and Europe—didn’t keep pace with that of the broader indexes.

Around the globe, the fund enjoyed success in materials, consumer discretionary, and consumer staples stocks. Returns were also strong in the energy sector, though the fund failed to make the most of the surge in the stock prices of global energy giants.

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. As a group, non-U.S. stock markets trailed their American counterparts, with a six-month return that topped 10%.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return. The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

Market Barometer

		Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

U.S. strength drives returns
Global equities posted strong gains even as fast-rising energy prices and the catastrophe in Japan threatened to cast a shadow on consumer confidence and investor optimism. The markets continued to signal that the period’s unsettling events were not expected to short-circuit the global economic recovery.

The Global Equity Fund earned positive returns in all regions. The fund enjoyed notable success in North America, benefiting both from generally buoyant stock prices and skillful stock selection.

The bulk of the North American holdings were U.S. stocks, which accounted for roughly 40% of fund assets. The fund’s selections returned more than 20%.

Stocks in Europe’s developed markets, representing about one-quarter of total assets, were the second-best performers, returning almost 12%—even as the Continent’s weaker economies grappled with budgetary challenges.

Developed markets in the Pacific Rim—primarily Japan and Hong Kong—returned about 9%, in line with the region’s return in the benchmark index.

Although returns were respectable, at better than 7%, the fund enjoyed the least success relative to its benchmark index in emerging markets. An above-benchmark commitment to the Philippines and subpar stock selection in a number of smaller Asian markets restrained performance.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.44%	1.46%

The fund expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.51%. The increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Global Funds.

These shortfalls were partially offset by a sizable stake in high-returning stocks from South Korea.

Materials benefit from the global recovery
Around the globe, the fund earned the highest returns in the materials and energy sectors. The continuing global economic recovery and rising commodities prices drove share prices higher for many metals and mining holdings, and energy stocks rallied on rising oil prices and the gradual clearing of some of the clouds that have hung over the sector since the Gulf oil spill.

While materials selections were strong on both an absolute and a relative basis, the fund’s performance compared with the benchmark came up a little short in the surging energy sector, largely because of its limited exposure to the multinational oil giants.

Consumer-oriented companies such as food processors and retailers were another source of strength. Consumer spending has been on the rebound in the developed world, even as the growth of middle-class consumers in emerging markets creates new markets for retailers, restaurants, food producers, and makers of household goods. During the past six months, the fund’s selections in the consumer staples and consumer discretionary sectors yielded double-digit, benchmark-beating returns.

Geopolitical risks underscore the need to diversify
The headline-grabbing events of the last few months are a reminder that conditions in any part of the world can turn on a dime. That’s why it is dangerous to concentrate investments in regions of the world where current conditions seem to indicate superior future returns.

Instead, Vanguard advises investors to build a diversified portfolio of stock, bond, and money market funds consistent with their goals and risk tolerance. The Global Equity Fund can provide broad diversification within such a portfolio’s stock component, with investments in the large U.S. market, in developed countries in Europe and Asia, and in fast-growing economies in the emerging markets. The fund’s assets are deployed across the globe by four talented advisory firms, giving investors the opportunity to capitalize on their investment insights.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2011

Advisors’ Report

For the fiscal half-year ended March 31, 2011, the Global Equity Fund returned 13.79%. Your fund is managed by four independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on April 20, 2011.

Vanguard Global Equity Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Marathon Asset Management	39	1,711	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Acadian Asset Management LLC	35	1,485	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	19	808	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools aid
			risk control and portfolio construction.
Baillie Gifford Overseas Ltd.	5	210	The advisor seeks stocks that can generate
			above-average growth in earnings and cash flow,
			producing a bottom-up, stock-driven approach to
			country and asset allocation. An in-depth view on each
			company is measured against the consensus view,
			leading to discrepancies and potential opportunities to
			add value.
Cash Investments	2	82	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

During the six-month period under review, our portion of the portfolio suffered from an overweighting in Asia outside of Japan, Hong Kong in particular, and an underweight position in the U.S. market. As the price of oil rose, our decision to underweight energy also hurt relative return. The energy theme was also evident at the stock level, where our decision not to hold Exxon Mobil and our investment in Delta Air Lines restrained returns. Overall, however, stock selection added value during the period. Cablevision was the best performer as it continued to benefit from its capital allocation decisions.

We increased our exposure to financials in the United States and Europe. In Japan, we increased exposure to financials as well, particularly insurers in the wake of the Tohoku earthquake, largely at the expense of more defensive Japanese companies. Elsewhere in Asia, we took profits in some of the Southeast Asian names that have performed well in recent times, while making purchases in a number of Thai companies, as the market remains a good value relative to its peers.

Despite rising commodity prices, likely interest rate increases, and political uncertainty in the Middle East, monetary policy in the developed markets is designed to encourage private sector risk tolerance. A bull market in equities seems not an improbable consequence of such policies, especially given that investors tend to push prices to extremes. Over the next few months, emerging markets may also participate, unlike the past six months, in which investors rotated their exposures into other markets. Although there are clouds on the horizon, the valuation of our portfolio is not extended, and there are few signs in any market of overexuberance.

Acadian Asset Management LLC

Portfolio Managers:
John R. Chisholm, CFA, Executive Vice President and Chief Investment Officer

Ronald D. Frashure, CFA, President and Chief Executive Officer

Brian K. Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

Turmoil in the Middle East and North Africa, a nuclear crisis in Japan, and Europe’s continued fiscal problems all failed to truly rattle investors over the period. While volatile, the general trajectory of economic news was positive, and investors showed signs of cautious optimism. The U.S. economy and equity market continued to improve. There was increased support for Europe, driven by growing expectations that favorable economic conditions would overcome the continued debt problems of smaller European nations. Emerging markets were volatile, but did not experience widespread contagion from the countries gripped by political unrest.

The portfolio benefited from stock selection, particularly in the United States, where such holdings as ConocoPhillips, Chevron, and Humana were among the top contributors to relative performance. Stock selection was also successful in the United Kingdom, Australia, Poland, Japan, and Hong Kong.

A market overweighting in South Korea, combined with successful stock selection, was also a key source of value added. The portfolio also gained from underweighting the United Kingdom, Spain, and Brazil and from overweighting the United States. Sector positions were a positive overall, especially the overweighting in materials and underweighting in staples.

Our decisions on country weightings netted to a slight negative, particularly the overweightings in India and Japan. Stock selection detracted in only a few markets, with China and Germany the most notable examples. In China, a focus on telecoms was not rewarded, while in Germany the main culprit was industrial holdings such as Deutsche Post.

AllianceBernstein L.P.

Portfolio Managers:
Sharon E. Fay, CFA, Head of Bernstein Value Equities and Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities

Global equities rose over the six-month period, as the economic recovery continued and corporate profitability improved. Unrest in the Middle East and North Africa and the earthquake and tsunami in Japan added new uncertainty. However, we expect anxiety to abate as the year unfolds, enabling our fundamental research insights to be rewarded.

The portfolio performed well during the period. Positioning in consumer cyclicals and consumer staples added the most to relative returns. Technology and capital equipment stocks underperformed, with some detractors affected by the disaster in Japan.

We are closely monitoring the situation in Japan and making portfolio adjustments that we believe are appropriate. While the economic outlook in Japan remains uncertain, we have identified stocks that may have fallen victim to market panic, as well as stocks outside Japan where the outlook has improved.

Meanwhile, conditions in equity markets look encouraging, even when accounting for the disruptions in March. The unusual correlation of stock prices last year has started to subside as investors discriminate more closely among companies. That’s good news for value investors, especially as spreads between the cheapest and most expensive quintiles of stocks have narrowed only slightly from their peak. This suggests that the renewed value recovery is just starting. In this environment, we expect research insights to be rewarded.

We are positioned across several industries in attractively valued companies that generate strong cash flow, including cyclical areas such as technology and industrial commodities, as well as in more defensive sectors such as telecom and consumer staples.

Despite new challenges, we’re confident that our disciplined value approach is likely to yield results in an environment where insightful research can make a big difference.

Baillie Gifford Overseas Ltd.

Portfolio Managers:
Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

After a period of strong markets toward the end of 2010, global indexes have become distracted by unrest in North Africa and the Middle East and the terrible disaster in Japan. While the initial impacts of these events have kept news wires buzzing, the secondary effects will be more enduring for the world economy. These are currently difficult to assess, but higher oil prices, the resulting moderate downward pressure on global growth, and a reassessment of nuclear energy are the most likely medium-term outcomes.

Additional negative factors include concerns over sovereign debt in Europe and unpredictable weather patterns. These have affected some soft commodity prices and have added to the inflationary burden in developing economies.

Remarkably, given these events, global indexes rose strongly during the period. In our view, the recent news has masked positive trends. The global economy continues to recover strongly, with many of the companies in which we have holdings reporting that their underlying businesses are very healthy. As a result, we continue to view the world from an optimistic position. The demand for goods and services in emerging markets remains strong (despite the Chinese authorities’ efforts to try to cool domestic demand), interest rates remain low in many developed markets, and stock market valuations appear moderate to us.

As usual, our transaction activity has been very low and consistent with a holding period of around five years. We have taken profits in those companies where we believe market expectations are too hopeful (notably in Chinese internet providers), and reinvested the proceeds in companies with differentiated growth drivers. Our recent new purchases include three health care companies—Clicks (South African pharmacies), Mindray (a low-cost medical device manufacturer), and Intuitive Surgical (robotic surgery).

Global Equity Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
		MSCI All
		Country
		World
	Fund	Index
Number of Stocks	875	2,460
Median Market Cap	$17.1B	$37.1B
Price/Earnings Ratio	13.5x	14.9x
Price/Book Ratio	1.7x	1.9x
Return on Equity	16.0%	18.9%
Earnings Growth Rate	5.5%	4.1%
Dividend Yield	2.1%	2.5%
Turnover Rate
(Annualized)	47%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.44%	—
Short-Term Reserves	0.1%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Consumer Discretionary	15.8%	9.7%
Consumer Staples	6.8	9.0
Energy	9.5	12.5
Financials	20.6	20.8
Health Care	9.4	8.0
Industrials	13.6	11.0
Information Technology	9.6	11.5
Materials	8.2	9.1
Telecommunication
Services	4.9	4.6
Utilities	1.6	3.8

Volatility Measures
MSCI All
Country
World
Index
R-Squared	0.99
Beta	1.10

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Royal Dutch Shell plc	Integrated Oil &
	Gas	1.3%
Rio Tinto plc	Diversified Metals
	& Mining	1.2
Cablevision Systems
Corp. Class A	Cable & Satellite	1.1
ConocoPhillips	Integrated Oil &
	Gas	0.9
Chevron Corp.	Integrated Oil &
	Gas	0.9
Jardine Matheson	Industrial
Holdings Ltd.	Conglomerates	0.8
Johnson & Johnson	Pharmaceuticals	0.8
Travelers Cos Inc.	Property & Casualty
	Insurance	0.8
Jardine Strategic	Industrial
Holdings Ltd.	Conglomerates	0.8
Liberty Global Inc.	Cable & Satellite	0.7
Top Ten		9.3%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 26, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.51%. The increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	9.2%	8.2%
France	3.8	3.9
Germany	3.0	3.3
Switzerland	1.7	3.0
Italy	1.5	1.1
Netherlands	1.2	1.0
Sweden	1.1	1.3
Other	2.9	3.4
Subtotal	24.4%	25.2%
Pacific
Japan	8.3%	7.9%
Hong Kong	3.8	1.1
Australia	2.3	3.4
Other	0.8	0.7
Subtotal	15.2%	13.1%
Emerging Markets
South Korea	3.4%	2.0%
China	1.9	2.4
India	1.4	1.0
South Africa	1.4	1.0
Taiwan	1.3	1.5
Philippines	1.3	0.1
Malaysia	1.2	0.4
Thailand	1.1	0.2
Other	3.6	5.5
Subtotal	16.6%	14.1%
North America
United States	40.5%	42.8%
Canada	3.3	4.8
Subtotal	43.8%	47.6%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2000, Through March 31, 2011

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March 31, 2007; MSCI All Country World Index returns net of withholding taxes applicable to Luxembourg holding companies thereafter.

Note: For 2011, performance data reflect the six months ended March 31, 2011.

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Five	Ten
	Date	Year	Years	Years
Global Equity Fund	8/14/1995	16.29%	1.85%	8.16%

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (96.9%)[1]
Australia (1.9%)
Santos Ltd.	1,806,986	29,054
Rio Tinto Ltd.	290,635	25,474
National Australia
Bank Ltd.	226,300	6,048
Australia & New Zealand
Banking Group Ltd.	174,900	4,305
BHP Billiton Ltd.	86,638	4,158
Brambles Ltd.	480,876	3,520
Amcor Ltd.	442,771	3,232
Iluka Resources Ltd.	190,044	2,615
Orica Ltd.	69,866	1,908
Alumina Ltd.	544,419	1,388
Challenger Ltd.	162,067	826
Beach Energy Ltd.	500,099	501
DuluxGroup Ltd.	69,181	194
		83,223
Austria (0.1%)
Oesterreichische Post AG	29,996	1,028
Andritz AG	10,903	1,017
OMV AG	20,062	907
bwin Interactive
Entertainment AG	19,007	714
		3,666
Belgium (0.4%)
Delhaize Group SA	77,738	6,333
Anheuser-Busch InBev NV	90,678	5,170
Groupe Bruxelles Lambert
SA	30,257	2,827
* KBC Groep NV	59,700	2,247
		16,577
Brazil (0.8%)
Vale SA Class B Pfd. ADR	502,700	14,840
Banco do Brasil SA	435,500	7,856
* OGX Petroleo e Gas
Participacoes SA	267,300	3,204

			Market
			Value
		Shares	($000)
	Petroleo Brasileiro SA
	ADR Type A	71,700	2,548
	Itau Unibanco Holding
	SA ADR	93,525	2,249
	BM&FBovespa SA	243,200	1,765
	Odontoprev SA	75,851	1,236
	Cia Ferro Ligas da Bahia -
	Ferbasa Prior Pfd.	75,400	586
			34,284
Canada (3.3%)
	Bombardier Inc. Class B	4,132,369	30,391
	Rogers Communications
	Inc. Class B	753,748	27,398
*	Research In Motion Ltd.	283,690	16,048
	Imperial Oil Ltd.	218,542	11,167
	Magna International Inc.	224,800	10,777
	Nexen Inc.	388,842	9,694
	BCE Inc.	142,465	5,175
*	ACE Aviation Holdings Inc.
	Class A	404,559	4,845
	National Bank of Canada	59,600	4,844
	Agrium Inc.	47,200	4,359
	Onex Corp.	100,331	3,518
	Fairfax Financial Holdings
	Ltd.	7,379	2,783
*	CGI Group Inc. Class A	126,700	2,657
*	New Gold Inc.	198,453	2,336
^	Ritchie Bros Auctioneers
	Inc.	76,607	2,156
	Saputo Inc.	31,600	1,426
	Toronto-Dominion Bank	15,100	1,336
	Groupe Aeroplan Inc.	86,213	1,168
	Yellow Media Inc.	83,441	474
*	Catalyst Paper Corp.	1,158,844	400
	Centerra Gold Inc.	20,200	363
*	Fraser Papers Inc.	337,960	23
	Penn West Petroleum Ltd.	770	21
*	Nortel Networks Corp.	241,295	6
			143,365

Global Equity Fund

			Market
			Value
		Shares	($000)
Chile (0.1%)
	Enersis SA ADR	244,112	5,082

China (1.9%)
	China Mobile Ltd.	2,571,500	23,737
	China Petroleum
	& Chemical Corp.	21,452,000	21,420
	Tsingtao Brewery Co.
	Ltd.	1,990,000	9,480
	Dongfeng Motor Group
	Co. Ltd.	4,156,000	7,070
	Bank of China Ltd.	9,869,000	5,488
*	Sohu.com Inc.	59,709	5,335
	China National Building
	Material Co. Ltd.	738,000	2,705
*,^	Shanda Interactive
	Entertainment Ltd. ADR	33,600	1,411
*	Baidu Inc. ADR	9,600	1,323
*	Sina Corp.	12,100	1,295
*	Mindray Medical
	International Ltd. ADR	37,177	937
	Silver Grant International	1,692,000	662
			80,863
Czech Republic (0.1%)
	Komercni Banka AS	9,681	2,441

Denmark (0.6%)
*	Danske Bank A/S	214,636	4,744
	Coloplast A/S Class B	31,613	4,573
	Novo Nordisk A/S
	Class B	29,057	3,649
	Carlsberg A/S Class B	32,122	3,454
*	William Demant Holding
	A/S	38,789	3,353
	GN Store Nord A/S	343,380	3,216
*	Vestas Wind Systems
	A/S	56,451	2,450
*	Jyske Bank A/S	23,304	1,036
*	Topdanmark A/S	3,899	647
*	Bang & Olufsen A/S	33,672	495
	AP Moller - Maersk A/S
	Class B	46	432
			28,049
Egypt (0.1%)
*	Ezz Steel	1,397,944	2,447
	Egyptian Financial
	Group-Hermes Holding	223,300	820
			3,267
Finland (0.5%)
	Sampo Oyj	229,018	7,293
	Metso Oyj	120,845	6,484
	Stora Enso Oyj	225,780	2,688
	Tieto Oyj	53,415	977
	Wartsila Oyj	24,166	942

			Market
			Value
		Shares	($000)
	Cargotec Oyj Class B	15,037	732
	Nokia Oyj	70,491	600
	Outokumpu Oyj	26,850	465
	Kone Oyj Class B	5,113	294
			20,475
France (3.6%)
	Sanofi-Aventis SA	393,996	27,609
	Total SA	409,908	24,977
*	European Aeronautic
	Defence and Space
	Co. NV	527,374	15,360
	Bouygues SA	234,800	11,271
	BNP Paribas	119,183	8,713
*	Renault SA	143,100	7,907
	Vivendi SA	249,964	7,131
	Societe Generale	109,270	7,098
*	Peugeot SA	167,756	6,618
	ArcelorMittal	143,230	5,178
	Legrand SA	117,822	4,901
	Cap Gemini SA	76,776	4,458
	Carrefour SA	79,013	3,491
	AXA SA	142,215	2,972
	Neopost SA	29,648	2,596
	Groupe Eurotunnel SA	239,488	2,545
	Thales SA	50,328	2,008
	Arkema SA	22,013	2,001
	Lagardere SCA	33,523	1,430
	Societe BIC SA	15,210	1,352
	Eurofins Scientific	11,975	1,056
*	Edenred	33,785	1,019
*	Valeo SA	16,155	941
	Technip SA	8,255	880
	SA des Ciments Vicat	9,138	776
*	Alcatel-Lucent ADR	131,498	764
*	Cie Generale de
	Geophysique - Veritas	17,005	615
	Imerys SA	7,677	563
	Alstom SA	8,304	491
	APERAM	7,161	288
*,^	Eurofins Scientific
	Warrants Exp. 06/29/2017	249	4
			157,013
Germany (2.8%)
	BASF SE	320,011	27,622
	E.ON AG	484,973	14,748
	Allianz SE	87,200	12,210
	Deutsche Post AG	667,792	12,003
	Muenchener
	Rueckversicherungs AG	53,224	8,367
*	Daimler AG	105,116	7,407
	Henkel AG & Co. KGaA
	Prior Pfd.	113,360	7,017
	Fresenius Medical Care
	AG & Co. KGaA	92,662	6,216

Global Equity Fund

			Market
			Value
		Shares	($000)
*	Deutsche Lufthansa AG	285,282	6,041
	Bayerische Motoren Werke
	AG	47,881	3,975
	Deutsche Boerse AG	27,166	2,057
	Infineon Technologies AG	190,360	1,942
	Porsche Automobil Holding
	SE Prior Pfd.	29,102	1,895
	Siemens AG	11,664	1,596
	Deutsche Bank AG	15,904	932
	Suedzucker AG	33,188	925
	Fresenius Medical Care
	AG & Co. KGaA ADR	10,741	725
	Hannover
	Rueckversicherung AG	13,240	722
	Bayer AG	9,061	700
	GEA Group AG	21,137	695
	Axel Springer AG	3,763	608
	Adidas AG	9,352	588
*	Commerzbank AG	75,167	584
	Celesio AG	15,140	370
*	Porsche Automobil Holding
	SE Rights Exp. 04/12/2011	29,102	252
	MLP AG	18,763	173
			120,370
Greece (0.1%)
	Coca Cola Hellenic Bottling
	Co. SA	105,569	2,833

Hong Kong (3.8%)
	Jardine Matheson
	Holdings Ltd.	803,902	35,800
	Jardine Strategic
	Holdings Ltd.	1,239,400	33,100
	New World Development
	Ltd.	8,284,424	14,607
	First Pacific Co. Ltd.	12,155,600	10,871
	SmarTone
	Telecommunications
	Holding Ltd.	6,167,580	10,229
	Hutchison Whampoa Ltd.	802,000	9,491
	Henderson Land
	Development Co. Ltd.	1,027,630	7,121
	Wheelock & Co. Ltd.	1,784,000	6,695
	Hongkong & Shanghai
	Hotels	3,515,075	6,431
	Television Broadcasts Ltd. 1,097,000		6,430
	Esprit Holdings Ltd.	1,378,043	6,318
	CLP Holdings Ltd.	611,000	4,939
	Midland Holdings Ltd.	5,156,000	4,009
	Hong Kong Aircraft
	Engineering Co. Ltd.	178,400	2,478
	Mandarin Oriental
	International Ltd.	806,690	1,689
	Hong Kong Exchanges
	and Clearing Ltd.	54,000	1,172

			Market
			Value
		Shares	($000)
	Cathay Pacific Airways
	Ltd.	409,000	980
*	Next Media Ltd.	6,072,000	764
*	I-CABLE Communications
	Ltd.	6,402,000	657
	City Telecom HK Ltd.
	ADR	17,300	262
*	Henderson Land
	Development Co. Ltd.
	Warrants Exp.
	06/01/2011	205,800	12
			164,055
India (1.4%)
	Punjab National Bank Ltd.	540,514	14,688
	Bank of Baroda	606,970	13,122
	Bank of India	686,630	7,319
	Canara Bank	411,343	5,775
3	Tata Steel Ltd.
	Warrants Exp.
	12/23/2014	256,500	3,565
	Allahabad Bank	623,815	3,216
	Dena Bank	1,146,752	2,674
	IDBI Bank Ltd.	602,190	1,923
	Indian Bank	223,019	1,164
	Oriental Bank of
	Commerce	129,500	1,130
3	Hindalco Industries Ltd.
	GDR	239,376	1,116
	Tata Steel Ltd. GDR	63,300	873
	Vijaya Bank	433,437	772
	Union Bank of India	80,249	625
	Andhra Bank	122,011	413
			58,375
Indonesia (0.6%)
*	Bank Pan Indonesia
	Tbk PT	75,662,343	10,069
	Indofood Sukses
	Makmur Tbk PT	8,878,500	5,502
	Matahari Putra Prima
	Tbk PT	23,927,775	3,933
	Semen Gresik Persero
	Tbk PT	2,372,000	2,477
	Gudang Garam Tbk PT	316,400	1,520
	Bank Negara Indonesia
	Persero Tbk PT	2,338,111	1,066
	Gajah Tunggal Tbk PT	2,642,500	674
	Citra Marga Nusaphala
	Persada Tbk PT	1,618,000	217
*	Mulia Industrindo Tbk PT	921,000	42
			25,500
Ireland (0.2%)
	CRH plc	87,415	2,008
	Paddy Power plc	42,500	1,860
*	Dragon Oil plc	137,335	1,316

Global Equity Fund

			Market
			Value
		Shares	($000)
	DCC plc	28,986	921
	Ryanair Holdings plc ADR	28,878	803
	DCC plc	18,173	578
*	Independent News
	& Media plc	441,239	389
	Fyffes plc	470,421	279
*	Irish Continental Group plc	10,926	275
*	Anglo Irish Bank Corp. Ltd.	122,273	—
			8,429
Italy (1.4%)
	Enel SPA	3,083,122	19,423
	Saipem SPA	157,085	8,345
	UniCredit SPA	2,771,282	6,831
	Telecom Italia SPA
	(Registered)	3,703,100	5,691
	Luxottica Group
	SPA ADR	155,327	5,092
*	Fiat Industrial SPA	322,884	4,636
	Telecom Italia SPA
	(Bearer)	2,707,300	3,637
	Fiat SPA	322,884	2,918
	Luxottica Group SPA	61,709	2,014
	Parmalat SPA	324,841	1,087
	Finmeccanica SPA	50,286	632
	Davide Campari-Milano
	SPA	92,610	626
	Intesa Sanpaolo SPA
	(Registered)	169,997	502
	Mediaset SPA	44,016	279
	Banco Popolare SC	82,039	245
			61,958
Japan (8.0%)
	Nippon Telegraph
	& Telephone Corp.	629,200	28,103
	Sony Corp.	581,300	18,541
	Astellas Pharma Inc.	463,800	17,176
	Hitachi Ltd.	3,112,000	16,200
	Marubeni Corp.	2,085,000	14,984
	Mitsui & Co. Ltd.	728,500	13,043
	Daito Trust Construction
	Co. Ltd.	187,000	12,863
	Japan Tobacco Inc.	3,227	11,667
	Fujitsu Ltd.	1,900,000	10,737
	Nissan Motor Co. Ltd.	1,102,800	9,796
	Sharp Corp.	821,000	8,144
	Sumitomo Mitsui Financial
	Group Inc.	235,900	7,319
	JFE Holdings Inc.	231,200	6,769
	Mitsubishi Corp.	229,400	6,361
	JX Holdings Inc.	900,870	6,053
	Bridgestone Corp.	284,900	5,958
	ORIX Corp.	57,070	5,349
	NTT Data Corp.	1,703	5,259

			Market
			Value
		Shares	($000)
	Sumitomo Electric
	Industries Ltd.	326,300	4,519
	Tokyo Electric Power
	Co. Inc.	775,300	4,321
*	Yamaha Motor Co. Ltd.	233,900	4,073
	Toyota Motor Corp.	96,700	3,838
	Asahi Glass Co. Ltd.	305,000	3,837
	Inpex Corp.	471	3,563
	FUJIFILM Holdings Corp.	110,700	3,431
	Kao Corp.	133,000	3,319
	JS Group Corp.	125,100	3,244
	Mitsui Fudosan Co. Ltd.	197,000	3,238
	Toyota Tsusho Corp.	187,200	3,086
	Mitsubishi UFJ Financial
	Group Inc.	667,000	3,073
	Yamato Holdings Co. Ltd.	193,000	2,992
	Tokyo Gas Co. Ltd.	655,000	2,988
	Namco Bandai Holdings
	Inc.	269,550	2,937
	MS&AD Insurance Group
	Holdings	123,600	2,821
	Toyo Seikan Kaisha Ltd.	165,300	2,706
	Secom Co. Ltd.	55,400	2,576
	Toshiba Corp.	522,000	2,552
	East Japan Railway Co.	43,800	2,432
	Seven & I Holdings Co. Ltd.	89,700	2,285
	Sumitomo Corp.	157,700	2,254
	Chubu Electric Power Co.
	Inc.	92,500	2,059
	Rohm Co. Ltd.	31,400	1,973
	Dowa Holdings Co. Ltd.	305,000	1,899
	Olympus Corp.	64,800	1,805
*	Elpida Memory Inc.	139,700	1,797
	Kawasaki Heavy Industries
	Ltd.	395,000	1,740
	Panasonic Corp.	136,600	1,730
	NKSJ Holdings Inc.	262,000	1,710
	Omron Corp.	60,500	1,703
	West Japan Railway Co.	434	1,673
	Hitachi Chemical Co. Ltd.	81,100	1,652
	Dainippon Screen
	Manufacturing Co. Ltd.	148,000	1,549
	Obayashi Corp.	347,000	1,539
	Yamada Denki Co. Ltd.	22,390	1,505
	Mitsubishi Estate Co. Ltd.	88,000	1,487
	Isetan Mitsukoshi Holdings
	Ltd.	163,300	1,472
	Fukuoka Financial Group
	Inc.	354,000	1,472
	Aeon Co. Ltd.	125,600	1,455
	Mitsubishi Heavy Industries
	Ltd.	301,000	1,383
	Nippon Meat Packers Inc.	109,000	1,375
	Sekisui House Ltd.	146,000	1,363
	Kyowa Hakko Kirin Co. Ltd.	145,000	1,360

			Market
			Value
		Shares	($000)
	Shinsei Bank Ltd.	1,098,000	1,294
	Alfresa Holdings Corp.	32,300	1,240
	Shiseido Co. Ltd.	71,000	1,230
	NSK Ltd.	140,000	1,208
	Shimizu Corp.	269,000	1,193
	Sumitomo Forestry Co.
	Ltd.	128,000	1,160
	Sumitomo Rubber
	Industries Ltd.	113,800	1,159
	NTT DoCoMo Inc.	656	1,145
	Kinden Corp.	125,000	1,141
	Bank of Yokohama Ltd.	236,000	1,122
	Idemitsu Kosan Co. Ltd.	9,300	1,087
	Tokyo Electron Ltd.	19,200	1,059
	Dai-ichi Life Insurance Co.
	Ltd.	672	1,013
	Dentsu Inc.	34,100	881
	Yaskawa Electric Corp.	74,000	877
	Chiba Bank Ltd.	156,000	874
	Marui Group Co. Ltd.	130,200	842
	Yamatake Corp.	31,800	779
	Taiyo Nippon Sanso Corp.	90,000	751
	Ryosan Co. Ltd.	29,800	718
	Hitachi Metals Ltd.	56,000	706
	Onward Holdings Co. Ltd.	88,000	653
	K’s Holdings Corp.	21,900	632
	Toppan Forms Co. Ltd.	68,500	596
	Sega Sammy Holdings Inc.	33,900	588
	Nippon Suisan Kaisha Ltd.	206,800	575
	Tokyo Ohka Kogyo Co. Ltd.	25,800	532
	Oriental Land Co. Ltd.	6,300	501
	Toyo Suisan Kaisha Ltd.	23,000	499
	Mitsubishi Tanabe Pharma
	Corp.	29,300	475
	Aisin Seiki Co. Ltd.	13,000	452
	IT Holdings Corp.	34,900	365
	IHI Corp.	144,000	351
	Seino Holdings Corp.	45,000	340
	Arnest One Corp.	30,300	303
	Nagase & Co. Ltd.	25,000	298
	Daihatsu Motor Co. Ltd.	20,000	292
	Fuji Soft Inc.	16,300	262
	Alpine Electronics Inc.	23,000	258
	Toho Gas Co. Ltd.	50,000	258
	Nihon Unisys Ltd.	39,100	257
	EDION Corp.	29,600	252
	Noritake Co. Ltd.	58,000	246
	Fujitsu Frontech Ltd.	32,100	241
	Takasago Thermal
	Engineering Co. Ltd.	26,000	230
	Daicel Chemical Industries
	Ltd.	36,000	222
*	JVC Kenwood Holdings
	Inc.	38,100	185

			Market
			Value
		Shares	($000)
	Inabata & Co. Ltd.	22,700	139
	Dai Nippon Printing Co.
	Ltd.	11,000	134
	Otsuka Holdings Co. Ltd.	4,000	99
	Ajinomoto Co. Inc.	9,000	94
			341,916
Malaysia (1.2%)
	CIMB Group Holdings
	Bhd.	5,877,238	15,901
	Genting Malaysia Bhd.	10,494,400	12,738
	AMMB Holdings Bhd.	3,845,187	8,235
	Sime Darby Bhd.	2,205,257	6,716
	British American
	Tobacco Malaysia Bhd.	160,400	2,544
*	Malaysian Airline System
	Bhd.	3,108,366	1,887
	Multi-Purpose Holdings
	Bhd.	1,886,190	1,668
	Telekom Malaysia Bhd.	1,218,275	1,625
	Carlsberg Brewery-Malay
	Bhd.	109,600	267
			51,581
Mexico (0.2%)
	America Movil SAB de
	CV ADR	100,440	5,836
	Wal-Mart de Mexico
	SAB de CV	596,200	1,786
	Telefonos de Mexico
	SAB de CV ADR	33,943	620
	Alfa SAB de CV Class A	46,400	604
			8,846
Morocco (0.0%)
	Maroc Telecom	22,195	432

Netherlands (1.2%)
*	ING Groep NV	1,318,500	16,737
*	Aegon NV	870,400	6,517
	Koninklijke DSM NV	99,579	6,123
	Koninklijke KPN NV	320,736	5,469
	Heineken NV	89,157	4,869
	Koninklijke Boskalis
	Westminster NV	85,758	4,536
	Wolters Kluwer NV	100,762	2,356
	Akzo Nobel NV	15,434	1,062
	Koninklijke Philips
	Electronics NV	27,074	867
*	Randstad Holding NV	13,740	765
	ASML Holding NV	16,662	741
	Nutreco NV	7,888	578
	TNT NV	12,503	321
*	Eurocastle Investment
	Ltd.	275,977	102
			51,043

Global Equity Fund

		Market
		Value
	Shares	($000)
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	338,300	520
* PGG Wrightson Ltd.	51,996	20
		540
Norway (0.3%)
Statoil ASA	352,764	9,770
DnB NOR ASA	218,112	3,344
* Storebrand ASA	63,234	542
		13,656
Philippines (1.3%)
Ayala Corp.	2,061,103	18,267
ABS-CBN Holdings Corp.	13,521,188	14,388
Globe Telecom Inc.	415,520	8,523
DMCI Holdings Inc.	5,100,700	4,391
Jollibee Foods Corp.	1,999,520	4,017
* Lopez Holdings Corp.	24,122,129	3,017
Banco de Oro Unibank
Inc.	1,226,200	1,467
		54,070
Poland (0.5%)
KGHM Polska Miedz SA	293,323	18,606
* Polski Koncern Naftowy
Orlen SA	147,234	2,730
		21,336
Portugal (0.1%)
EDP - Energias de
Portugal SA	750,900	2,923

Russia (0.9%)
Lukoil OAO ADR	300,774	21,534
Gazprom OAO ADR	526,450	17,042
Gazprom OAO ADR
(U.S. Shares)	15,167	491
		39,067
Singapore (0.8%)
DBS Group Holdings Ltd.	1,175,000	13,642
Great Eastern Holdings
Ltd.	711,000	8,587
STATS ChipPAC Ltd.	8,335,000	4,761
GuocoLeisure Ltd.	6,166,000	3,687
* Genting Singapore plc	1,025,244	1,667
United Industrial Corp.
Ltd.	368,000	830
Golden Agri-Resources
Ltd.	1,010,000	552
Global Yellow Pages Ltd.	2,403,000	325
Yangzijiang Shipbuilding
Holdings Ltd.	200,000	287
* Global Yellow Pages Ltd.
Warrants Exp.
08/13/2014	704,000	24
		34,362

			Market
			Value
		Shares	($000)
South Africa (1.4%)
	Hosken Consolidated
	Investments Ltd.	1,449,794	16,704
	RMB Holdings Ltd.	1,373,537	5,674
	Sun International Ltd.	419,009	5,599
	Nedbank Group Ltd.	262,971	5,497
	FirstRand Ltd.	1,382,692	4,105
	Naspers Ltd.	73,302	3,943
	Clicks Group Ltd.	585,698	3,679
	JD Group Ltd.	336,905	2,411
	RMI Holdings	1,373,537	2,365
	Anglo Platinum Ltd.	21,049	2,164
	Standard Bank Group Ltd.	86,631	1,330
	Gold Fields Ltd.	69,285	1,209
	AngloGold Ashanti Ltd.	20,395	977
	Imperial Holdings Ltd.	44,305	747
	City Lodge Hotels Ltd.	70,616	703
	MMI Holdings Ltd.	233,351	573
	Discovery Holdings Ltd.	74,638	420
	Mondi Ltd.	14,936	146
			58,246
South Korea (3.4%)
	Samsung Electronics Co.
	Ltd.	32,390	27,466
	Hyundai Motor Co.	102,650	18,971
	Kia Motors Corp.	298,371	18,751
	LG Corp.	214,612	15,982
	Hana Financial Group Inc.	340,630	14,709
	KB Financial Group Inc.	266,340	13,932
	LG Display Co. Ltd.	314,470	9,856
	Woori Finance Holdings
	Co. Ltd.	707,110	9,361
	LG Electronics Inc.	83,270	7,962
	SK Holdings Co. Ltd.	33,004	4,958
3	Samsung Electronics Co.
	Ltd. GDR	5,600	2,378
	POSCO	1,000	459
	SK Telecom Co. Ltd.	2,930	436
*	Korea Electric Power Corp.	5,000	123
			145,344
Spain (0.5%)
	Banco Santander SA	451,460	5,266
	Acerinox SA	168,586	3,327
	Acciona SA	25,747	2,797
	Inditex SA	34,291	2,751
*	Gestevision Telecinco SA	194,202	2,221
	Telefonica SA	83,321	2,090
	Viscofan SA	46,874	1,860
	Banco Santander SA ADR	17,899	210
			20,522
Sweden (1.1%)
*	Volvo AB Class B	653,234	11,483
	Svenska Handelsbanken
	AB Class A	278,337	9,129

Global Equity Fund

			Market
			Value
		Shares	($000)
	Assa Abloy AB Class B	194,875	5,600
	Telefonaktiebolaget LM
	Ericsson Class B	360,408	4,637
	Atlas Copco AB Class B	187,334	4,525
	Swedish Match AB	78,892	2,619
	Investor AB Class B	78,468	1,903
	Nordea Bank AB	131,997	1,444
	Hoganas AB Class B	37,599	1,398
	Svenska Cellulosa AB
	Class B	78,849	1,269
	Modern Times Group AB
	Class B	15,780	1,197
	Electrolux AB Class B	40,789	1,051
	Scania AB Class B	40,831	947
	Oriflame Cosmetics SA	8,844	457
	Boliden AB	14,261	307
*	CDON Group AB	15,780	86
			48,052
Switzerland (1.7%)
	Roche Holding AG	95,739	13,668
	Novartis AG	181,957	9,853
	Cie Financiere Richemont
	SA	139,706	8,055
*	UBS AG	402,423	7,240
	Nestle SA	114,097	6,534
	Schindler Holding AG
	(Bearer)	37,561	4,514
*	Clariant AG	244,166	4,399
	Geberit AG	18,989	4,130
	Adecco SA	62,740	4,119
	Allied World Assurance
	Co. Holdings Ltd.	40,219	2,521
	ABB Ltd.	95,048	2,282
	Julius Baer Group Ltd.	44,759	1,938
*	Logitech International SA	74,502	1,343
	Sonova Holding AG	14,526	1,291
	Helvetia Holding AG	1,492	617
	Swiss Reinsurance Co.
	Ltd.	9,756	556
*	PubliGroupe AG	2,177	285
			73,345
Taiwan (1.3%)
	Fubon Financial Holding
	Co. Ltd.	13,435,663	17,819
	United Microelectronics
	Corp.	21,180,000	10,988
*	AU Optronics Corp.	11,010,700	9,589
	Taiwan Semiconductor
	Manufacturing Co. Ltd.	2,303,431	5,520
	Taiwan Semiconductor
	Manufacturing Co. Ltd.
	ADR	197,978	2,411
*	Pegatron Corp.	1,706,000	1,935
*	Taishin Financial Holding
	Co. Ltd.	3,420,761	1,934

			Market
			Value
		Shares	($000)
	Chunghwa Telecom Co.
	Ltd.	489,800	1,527
	Uni-President Enterprises
	Corp.	1,081,799	1,482
	Lite-On Technology Corp.	719,579	886
	Yageo Corp.	1,392,000	679
	Inventec Co. Ltd.	677,985	345
	Gigabyte Technology Co.
	Ltd.	314,000	303
	Compal Electronics Inc.	304,928	303
	Chin-Poon Industrial Co.	337,000	275
	Radiant Opto-Electronics
	Corp.	65,000	156
*	King Yuan Electronics Co.
	Ltd.	203,000	112
			56,264
Thailand (1.1%)
	Kasikornbank PCL
	(Foreign)	2,086,700	9,066
	Siam Cement PCL
	(Foreign)	622,900	7,804
	Bangkok Bank PCL
	(Foreign)	1,134,800	6,503
	MBK PCL (Foreign)	1,657,300	5,297
	Thanachart Capital PCL	4,915,300	5,284
	Advanced Info Service
	PCL (Foreign)	1,516,500	4,512
	Siam Cement PCL NVDR	286,300	3,324
	Land and Houses PCL
	(Foreign)	9,090,900	2,093
	GMM Grammy PCL
	NVDR	2,917,000	1,456
	GMM Grammy PCL
	(Foreign)	1,688,200	843
*	Bangkok Bank PCL (Local)	94,700	538
*	Big C Supercenter PCL	164,900	432
	Post Publishing PCL
	(Foreign)	1,300,000	187
	Matichon PCL (Foreign)	625,000	143
			47,482
Turkey (0.3%)
	Haci Omer Sabanci
	Holding AS (Bearer)	894,416	4,152
	Turkiye Garanti Bankasi
	AS ADR	481,600	2,232
	Turkiye Is Bankasi	642,900	2,053
	Turkiye Vakiflar
	Bankasi Tao	566,900	1,415
	BIM Birlesik Magazalar AS	37,593	1,265
	Turkiye Garanti Bankasi AS	267,100	1,246
	Anadolu Efes Biracilik Ve
	Malt Sanayii AS	80,800	1,145
			13,508

Global Equity Fund

			Market
			Value
		Shares	($000)
United Kingdom (8.8%)
	Royal Dutch Shell plc
	Class A	1,346,647	48,989
	Rio Tinto plc	396,450	28,028
	Vodafone Group plc	8,946,522	25,496
*	Lloyds Banking Group
	plc	20,077,642	18,656
	BP plc	2,255,898	16,574
	AstraZeneca plc	324,754	14,920
	BHP Billiton plc	269,602	10,674
	Xstrata plc	440,903	10,287
	Rolls-Royce Group plc	1,017,756	10,092
	Imperial Tobacco Group
	plc	308,229	9,511
	BAE Systems plc	1,639,353	8,544
	Invensys plc	1,416,372	7,840
	Intertek Group plc	206,415	6,737
	Anglo American plc	124,863	6,479
	Royal Dutch Shell plc
	Class B	175,938	6,389
*	Wolseley plc	183,781	6,187
	Reckitt Benckiser Group
	plc	109,081	5,599
	Diageo plc	287,297	5,461
	Capita Group plc	428,653	5,109
	Tesco plc	781,384	4,773
	Compass Group plc	520,623	4,680
	Prudential plc	413,000	4,677
	Barclays plc	985,046	4,423
	Thomas Cook Group plc	1,522,937	4,161
	Bunzl plc	339,880	4,057
	Michael Page
	International plc	478,292	3,938
	Sage Group plc	859,330	3,833
	Carnival plc	92,456	3,637
*	Cookson Group plc	318,200	3,513
	Informa plc	509,734	3,403
	ICAP plc	392,992	3,326
*	Horizon Acquisition Co.
	plc	211,184	3,263
	Centrica plc	573,965	2,993
	Unilever plc	93,769	2,857
	Rightmove plc	173,809	2,650
	WPP plc	209,017	2,576
*	Inchcape plc	447,940	2,486
	TUI Travel plc	663,990	2,415
*	Howden Joinery Group
	plc	1,369,911	2,408
	Smiths Group plc	113,153	2,352
	International Personal
	Finance plc	454,709	2,346
	Reed Elsevier plc	268,647	2,325
*	Royal Bank of Scotland
	Group plc	3,531,433	2,317
	Provident Financial plc	145,765	2,246
	G4S plc	540,728	2,213

			Market
			Value
		Shares	($000)
	HSBC Holdings plc	213,269	2,203
*	ITV plc	1,765,450	2,188
	Stagecoach Group plc	633,202	2,187
	British American Tobacco
	plc	54,434	2,183
	Rexam plc	356,558	2,079
	Experian plc	158,025	1,956
*	Cairn Energy plc	257,190	1,906
	Homeserve plc	250,691	1,788
*	Premier Foods plc	3,973,700	1,780
	Cable & Wireless
	Communications plc	1,992,764	1,454
	Man Group plc	345,750	1,362
	Next plc	40,467	1,284
	Devro plc	266,692	1,207
	Cable & Wireless
	Worldwide plc	1,399,089	1,177
	AMEC plc	58,557	1,120
	Aggreko plc	38,698	977
	WH Smith plc	138,420	963
	British Sky Broadcasting
	Group plc	72,267	957
	Sthree plc	143,910	944
	Hays plc	502,744	937
	Admiral Group plc	35,360	881
*	Berkeley Group Holdings
	plc	48,842	815
	Sportingbet plc	912,747	719
	Millennium & Copthorne
	Hotels plc	86,358	700
	RSA Insurance Group plc	320,989	676
	Smith & Nephew plc	58,521	659
	Ladbrokes plc	297,675	632
	Paragon Group of Cos. plc	223,800	611
*	Carphone Warehouse
	Group plc	104,186	609
*	Jupiter Fund Management
	plc	130,781	603
	GlaxoSmithKline plc	30,102	574
	Anglo American plc	10,073	518
	Aviva plc	74,193	515
	Close Brothers Group plc	34,692	470
	TalkTalk Telecom Group
	plc	208,373	460
	Daily Mail & General Trust
	plc	57,575	456
*	National Express Group
	plc	112,685	443
	Mondi plc	37,385	361
*	Barratt Developments plc	172,408	304
*	PartyGaming plc	82,853	266
	Petrofac Ltd.	11,008	263
*	Northgate plc	50,062	255
	HMV Group plc	215,229	53
	Connaught plc	103,081	28
			377,963

Global Equity Fund

			Market
			Value
		Shares	($000)
United States (39.1%)
	Consumer Discretionary (7.7%)
	Cablevision Systems Corp.
	Class A	1,344,908	46,547
*	Amazon.com Inc.	164,803	29,686
*,^	Liberty Global Inc. Class A	445,379	18,443
*	priceline.com Inc.	35,143	17,798
	Comcast Corp. Class A	582,007	14,387
*	Liberty Global Inc.	339,048	13,558
*,^	Blue Nile Inc.	178,329	9,628
	Time Warner Inc.	258,171	9,217
	Lowe’s Cos. Inc.	341,800	9,034
	Time Warner Cable Inc.	126,158	9,000
	Sotheby’s	164,700	8,663
	American Greetings Corp.
	Class A	353,430	8,341
	News Corp. Class A	472,100	8,290
*	MGM Resorts International	533,413	7,014
*	Pulte Group Inc.	895,109	6,624
	CBS Corp. Class B	255,835	6,406
	Gap Inc.	281,500	6,379
	Kohl’s Corp.	118,800	6,301
*,^	Garmin Ltd.	139,413	4,720
	Cooper Tire & Rubber Co.	181,051	4,662
	Brinker International Inc.	180,424	4,565
*	ITT Educational Services
	Inc.	61,432	4,432
*	Ford Motor Co.	275,900	4,114
*	General Motors Co.	132,300	4,105
*	K12 Inc.	119,865	4,039
*	Apollo Group Inc. Class A	94,259	3,932
	VF Corp.	39,240	3,866
*	Hanesbrands Inc.	140,387	3,796
*	AutoZone Inc.	13,312	3,642
*	Liberty Media Corp. -
	Interactive	225,941	3,624
*	DIRECTV Class A	72,006	3,370
	Dillard’s Inc. Class A	83,412	3,346
*	Liberty Media Corp. -
	Capital	44,434	3,273
*	Royal Caribbean Cruises
	Ltd.	68,800	2,839
	KB Home	227,133	2,826
	Omnicom Group Inc.	56,224	2,758
	International Game
	Technology	157,171	2,551
	News Corp. Class B	122,200	2,275
*,^	CC Media Holdings Inc.
	Class A	292,110	2,191
	Foot Locker Inc.	108,750	2,145
	CBS Corp. Class A	85,148	2,139
	H&R Block Inc.	105,673	1,769
*	Mohawk Industries Inc.	25,590	1,565
	Interpublic Group of Cos.
	Inc.	118,031	1,484

			Market
			Value
		Shares	($000)
	PRIMEDIA Inc.	293,765	1,431
*	Discovery
	Communications Inc.
	Class A	34,831	1,390
*	Liberty Media Corp. -
	Starz	17,561	1,363
*	Madison Square Garden
	Inc. Class A	42,252	1,140
*	Bed Bath & Beyond Inc.	23,300	1,125
*	DISH Network Corp.
	Class A	46,088	1,123
	Walt Disney Co.	24,700	1,064
*	Discovery
	Communications Inc.	26,743	942
	Finish Line Inc. Class A	41,182	817
*	Coinstar Inc.	14,361	659
	Weight Watchers
	International Inc.	8,428	591
	Bob Evans Farms Inc.	14,892	485
*	Biglari Holdings Inc.	1,130	479
	Sturm Ruger & Co. Inc.	20,139	463
	Lincoln Educational
	Services Corp.	22,932	364
	Sinclair Broadcast Group
	Inc.
	Class A	29,011	364
*	Cavco Industries Inc.	8,044	363
*	Jakks Pacific Inc.	18,443	357
*	Ascent Media Corp.
	Class A	2,330	114
*	Fleetwood Enterprises
	Inc.	2,250,448	2
*	Sun-Times Media Group
	Inc. Class A	130,959	1

	Consumer Staples (3.5%)
	Costco Wholesale Corp.	372,680	27,325
	Tyson Foods Inc. Class A	993,071	19,057
	Lorillard Inc.	182,534	17,343
	Kroger Co.	526,635	12,623
	Estee Lauder Cos. Inc.
	Class A	120,358	11,598
	Bunge Ltd.	157,100	11,363
	Altria Group Inc.	406,737	10,587
	Philip Morris International
	Inc.	131,994	8,663
*	Smithfield Foods Inc.	247,740	5,961
*	Constellation Brands Inc.
	Class A	221,400	4,490
	Walgreen Co.	97,051	3,896
	PepsiCo Inc.	56,849	3,662
	Archer-Daniels-Midland
	Co.	77,451	2,789
	Dr Pepper Snapple
	Group Inc.	59,456	2,209

Global Equity Fund

			Market
			Value
		Shares	($000)
	Whole Foods Market Inc.	31,200	2,056
	Wal-Mart Stores Inc.	30,999	1,614
	Corn Products International
	Inc.	16,746	868
	Hormel Foods Corp.	18,483	515
*	Chiquita Brands
	International Inc.	26,879	412
	B&G Foods Inc. Class A	20,045	376
	Universal Corp.	8,595	374
*	Omega Protein Corp.	25,332	342
	Cal-Maine Foods Inc.	10,217	301
	Fresh Del Monte Produce
	Inc.	10,956	286
*	Central Garden and Pet
	Co. Class A	27,301	251
*	Alliance One International
	Inc.	57,800	232
	SUPERVALU Inc.	16,485	147

	Energy (3.2%)
	ConocoPhillips	480,672	38,387
	Chevron Corp.	341,125	36,647
	Devon Energy Corp.	334,288	30,678
	Hess Corp.	108,600	9,254
	Marathon Oil Corp.	157,500	8,396
	SEACOR Holdings Inc.	37,303	3,449
*	Newfield Exploration Co.	40,300	3,063
	EOG Resources Inc.	23,282	2,759
	Valero Energy Corp.	73,221	2,184
	National Oilwell Varco Inc.	18,814	1,491
*	CVR Energy Inc.	56,485	1,308
	Baker Hughes Inc.	11,500	844
*	Stone Energy Corp.	20,013	668

	Financials (6.9%)
	Travelers Cos. Inc.	558,998	33,249
	Annaly Capital
	Management Inc.	1,296,874	22,630
	Capital One Financial Corp.	416,020	21,616
	JPMorgan Chase & Co.	446,789	20,597
*	Berkshire Hathaway Inc.
	Class B	230,250	19,256
	SL Green Realty Corp.	239,079	17,979
	Bank of America Corp.	1,316,354	17,547
	Legg Mason Inc.	403,172	14,550
*	CB Richard Ellis Group Inc.
	Class A	484,945	12,948
	Lazard Ltd. Class A	296,445	12,326
	Wells Fargo & Co.	313,900	9,951
	BB&T Corp.	325,200	8,927
*	MBIA Inc.	784,137	7,873
	American Express Co.	166,558	7,528
	Morgan Stanley	205,450	5,613
	Marshall & Ilsley Corp.	670,600	5,358
	Moody’s Corp.	148,129	5,023

			Market
			Value
		Shares	($000)
*	CIT Group Inc.	103,891	4,421
	M&T Bank Corp.	46,082	4,077
	Regions Financial Corp.	536,400	3,894
	Mercury General Corp.	87,648	3,430
*	Citigroup Inc.	686,718	3,035
*	Markel Corp.	7,262	3,010
	Prosperity Bancshares Inc.	66,622	2,849
*	MGIC Investment Corp.	315,122	2,801
	Synovus Financial Corp.	1,113,400	2,672
	Assurant Inc.	65,173	2,510
^	Federated Investors Inc.
	Class B	87,649	2,345
	Reinsurance Group
	of America Inc. Class A	37,024	2,324
	New York Community
	Bancorp Inc.	109,840	1,896
	Montpelier Re Holdings
	Ltd.	91,800	1,622
	Cash America International
	Inc.	34,831	1,604
	Everest Re Group Ltd.	15,041	1,326
	KeyCorp	132,667	1,178
	Progressive Corp.	55,570	1,174
*	World Acceptance Corp.	16,390	1,069
	American Equity
	Investment Life
	Holding Co.	62,120	815
*	CNO Financial Group Inc.	100,521	755
^	RAIT Financial Trust	277,024	682
	Symetra Financial Corp.	43,115	586
*	ProAssurance Corp.	9,226	585
	Ameriprise Financial Inc.	9,332	570
	Waddell & Reed Financial
	Inc. Class A	13,218	537
	Republic Bancorp Inc.
	Class A	27,308	532
	BGC Partners Inc. Class A	48,052	446
*	National Financial Partners
	Corp.	22,384	330
	Calamos Asset
	Management Inc.
	Class A	17,710	294
	Advance America Cash
	Advance Centers Inc.	45,200	240
	Horace Mann Educators
	Corp.	3,655	61
	Meadowbrook Insurance
	Group Inc.	4,783	50
*	Washington Mutual Inc.	166,300	8
*,2	JG Wentworth Inc.	1	—

	Health Care (6.5%)
	Johnson & Johnson	590,270	34,973
	UnitedHealth Group Inc.	614,287	27,766
	Eli Lilly & Co.	687,994	24,197

Global Equity Fund

			Market
			Value
		Shares	($000)
*	Humana Inc.	327,224	22,886
	Cardinal Health Inc.	533,407	21,939
*	Forest Laboratories Inc.	659,876	21,314
	WellPoint Inc.	292,133	20,388
	Pfizer Inc.	863,600	17,540
*	Biogen Idec Inc.	185,407	13,607
	Bristol-Myers Squibb Co.	355,138	9,386
*	Cephalon Inc.	119,426	9,050
*	Gilead Sciences Inc.	206,200	8,751
*	Health Net Inc.	185,735	6,074
*	Healthspring Inc.	148,465	5,548
	Aetna Inc.	147,255	5,512
*	Par Pharmaceutical
	Cos. Inc.	134,755	4,188
*	Endo Pharmaceuticals
	Holdings Inc.	84,899	3,240
*	Magellan Health
	Services Inc.	61,045	2,996
*	Kindred Healthcare Inc.	108,338	2,587
*	Waters Corp.	26,521	2,305
*	Health Management
	Associates Inc. Class A	209,900	2,288
*	AMERIGROUP Corp.	29,375	1,887
	Medicis Pharmaceutical
	Corp. Class A	51,951	1,665
*	Impax Laboratories Inc.	55,963	1,424
	Patterson Cos. Inc.	34,392	1,107
*	Intuitive Surgical Inc.	3,069	1,023
	Merck & Co. Inc.	25,259	834
*	Medco Health Solutions
	Inc.	13,800	775
	CIGNA Corp.	16,115	714
*	Thermo Fisher Scientific
	Inc.	11,578	643
	Universal American Corp.	28,000	641
	PDL BioPharma Inc.	61,201	355
	Invacare Corp.	10,493	327
*	Insmed Inc.	35,390	237

	Industrials (3.0%)
*	Kansas City Southern	319,163	17,378
*	Oshkosh Corp.	424,130	15,006
*	Delta Air Lines Inc.	1,479,421	14,498
	Northrop Grumman Corp.	193,501	12,135
	Ingersoll-Rand plc	218,300	10,546
	Towers Watson & Co.
	Class A	189,563	10,513
	Viad Corp.	305,697	7,318
	Raytheon Co.	127,479	6,485
*	AMR Corp.	925,604	5,979
	Parker Hannifin Corp.	46,600	4,412
*	US Airways Group Inc.	488,743	4,257
	Eaton Corp.	61,000	3,382
	Expeditors International
	of Washington Inc.	46,439	2,329
	Deere & Co.	22,424	2,173

			Market
			Value
		Shares	($000)
*,^	Ultrapetrol Bahamas Ltd.	363,983	1,849
	Brink’s Co.	53,965	1,787
*	Huntington Ingalls
	Industries Inc.	32,250	1,338
*	Stericycle Inc.	12,676	1,124
*	Hawaiian Holdings Inc.	159,762	960
*	AGCO Corp.	15,400	847
	Heidrick & Struggles
	International Inc.	28,147	783
	Deluxe Corp.	28,243	750
	Standex International Corp.	19,500	739
	Unifirst Corp.	13,221	701
	Pitney Bowes Inc.	26,200	673
*	Consolidated Graphics Inc.	7,804	426
*	GenCorp Inc.	52,040	311
	Great Lakes Dredge
	& Dock Corp.	35,287	269
	JB Hunt Transport
	Services Inc.	5,521	251

	Information Technology (5.1%)
	International Business
	Machines Corp.	120,096	19,584
*	Gartner Inc.	459,712	19,156
*	Dell Inc.	1,295,931	18,804
	Computer Sciences Corp.	381,791	18,605
	Hewlett-Packard Co.	428,880	17,571
*	Western Digital Corp.	392,459	14,635
*	Lexmark International Inc.
	Class A	322,807	11,957
*	eBay Inc.	308,853	9,587
*	Seagate Technology plc	632,232	9,104
	Corning Inc.	406,944	8,395
*	Vishay Intertechnology Inc.	467,877	8,300
*	Flextronics International
	Ltd.	1,022,272	7,636
*	LSI Corp.	958,780	6,520
*	Motorola Solutions Inc.	138,700	6,199
	DST Systems Inc.	104,406	5,515
*	Alliance Data Systems
	Corp.	55,496	4,767
	Microsoft Corp.	187,113	4,745
	TE Connectivity Ltd.	134,810	4,694
	FLIR Systems Inc.	101,717	3,521
	Xerox Corp.	316,371	3,369
*	AOL Inc.	165,547	3,233
*	Google Inc. Class A	4,949	2,901
	Forrester Research Inc.	73,198	2,803
	Cisco Systems Inc.	67,600	1,159
*	VistaPrint NV	21,200	1,100
*	CACI International Inc.
	Class A	17,436	1,069
*	Photronics Inc.	83,300	747
*	CSG Systems
	International Inc.	36,367	725
*	EchoStar Corp. Class A	18,708	708

Global Equity Fund

			Market
			Value
		Shares	($000)
*	Net 1 UEPS Technologies
	Inc.	64,457	554
*	Insight Enterprises Inc.	24,200	412
*	Vishay Precision Group Inc.	22,504	353

	Materials (2.2%)
	Freeport-McMoRan Copper
	& Gold Inc.	333,148	18,506
	Domtar Corp.	149,766	13,746
	MeadWestvaco Corp.	409,443	12,418
	Dow Chemical Co.	259,800	9,808
	Scotts Miracle-Gro Co.
	Class A	122,405	7,081
	Monsanto Co.	94,297	6,814
	Alcoa Inc.	169,000	2,983
	Cabot Corp.	63,412	2,935
	Rock-Tenn Co. Class A	37,013	2,567
	Commercial Metals Co.	129,300	2,233
*	AbitibiBowater Inc.	78,674	2,114
	Praxair Inc.	17,943	1,823
*	Clearwater Paper Corp.	21,549	1,754
	Boise Inc.	182,723	1,674
	Minerals Technologies Inc.	22,108	1,515
	Innophos Holdings Inc.	23,742	1,095
	Temple-Inland Inc.	45,517	1,065
*	KapStone Paper and
	Packaging Corp.	44,552	765
	Buckeye Technologies Inc.	24,400	664
*	Ferro Corp.	32,996	547
*	Omnova Solutions Inc.	58,800	463
	Sherwin-Williams Co.	5,502	462
	Stepan Co.	5,024	364
	PH Glatfelter Co.	27,000	360
*	Mercer International Inc.	23,757	322
	Schweitzer-Mauduit
	International Inc.	4,778	242

	Telecommunication Services (0.9%)
	AT&T Inc.	458,931	14,043
*	NII Holdings Inc.	210,534	8,773
	Verizon Communications
	Inc.	207,673	8,004
*	Level 3 Communications
	Inc.	2,159,498	3,174
*	Cincinnati Bell Inc.	837,923	2,246
	Telephone & Data
	Systems Inc.	42,111	1,419
	USA Mobility Inc.	21,200	307

	Utilities (0.1%)
	Edison International	72,300	2,646
			1,679,894
Total Common Stocks
(Cost $3,235,364)			4,160,217

			Market
			Value
		Shares	($000)
Preferred Stocks (0.0%)
	Malaysian Airline
	System Bhd. Pfd.
	(Cost $75)	183,333	53

		Face
		Amount
		($000)
Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby’s Cvt.,
	3.125%, 6/15/13	787	1,294

Financials (0.0%)
3	SL Green Realty
	Corp. Cvt., 3.000%,
	3/30/27	1,032	1,020

Industrials (0.0%)
	AMR Corp. Cvt.,
	6.250%, 10/15/14	452	476
	US Airways Group Inc.
	Cvt., 7.250%, 5/15/14	184	393
			869
Telecommunication Services (0.1%)
	NII Holdings Inc. Cvt.,
	3.125%, 6/15/12	2,998	3,013
Total Convertible Bonds
(Cost $4,342)			6,196

		Shares
Temporary Cash Investments (4.4%)[1]
Money Market Fund (4.2%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.208%	179,152,806	179,153

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[6,7]	Fannie Mae
	Discount Notes,
	0.140%, 6/22/11	550	550
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.150%, 5/24/11	3,500	3,499
[6,7]	Freddie Mac
	Discount Notes,
	0.210%, 5/23/11	5,000	4,999
8	United States
	Treasury Bill,
	0.053%, 4/21/11	1,500	1,500

Global Equity Fund

	Face	Market
	Amount	Value
	($000)	($000)
7 United States
Treasury Bill,
0.200%, 6/30/11	1,000	999
		11,547
Total Temporary Cash Investments
(Cost $190,699)		190,700
Total Investments (101.4%)
(Cost $3,430,480)		4,357,166
Other Assets and Liabilities (-1.4%)[7]
Other Assets[7]		32,131
Liabilities[5]		(93,629)
		(61,498)
Net Assets (100%)
Applicable to 229,542,395 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		4,295,668
Net Asset Value Per Share		$18.71

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,275,692
Overdistributed Net Investment Income	(10,077)
Accumulated Net Realized Losses	(1,898,570)
Unrealized Appreciation (Depreciation)
Investment Securities	926,686
Futures Contracts	1,264
Forward Currency Contracts	672
Foreign Currencies	1
Net Assets	4,295,668

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $57,732,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 1.5%, respectively, of net assets.
2 Restricted security represents 0.0% of net assets.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2011, the aggregate value of these securities was $8,079,000, representing 0.2% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $61,712,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
7 Securities with a value of $10,047,000 and cash of $500,000 have been segregated as initial margin for open futures contracts.
8 Securities with a value of $105,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends[1]	38,832
Interest[2]	466
Security Lending	657
Total Income	39,955
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,117
Performance Adjustment	(708)
The Vanguard Group—Note C
Management and Administrative	5,353
Marketing and Distribution	458
Custodian Fees	376
Shareholders’ Reports	42
Trustees’ Fees and Expenses	4
Total Expenses	10,642
Net Investment Income	29,313
Realized Net Gain (Loss)
Investment Securities Sold	169,266
Futures Contracts	9,965
Foreign Currencies and Forward Currency Contracts	1,738
Realized Net Gain (Loss)	180,969
Change in Unrealized Appreciation (Depreciation)
Investment Securities	322,275
Futures Contracts	1,414
Foreign Currencies and Forward Currency Contracts	(1,014)
Change in Unrealized Appreciation (Depreciation)	322,675
Net Increase (Decrease) in Net Assets Resulting from Operations	532,957
1 Dividends are net of foreign withholding taxes of $2,092,000.
2 Interest income from an affiliated company of the fund was $129,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	29,313	73,355
Realized Net Gain (Loss)	180,969	2,446
Change in Unrealized Appreciation (Depreciation)	322,675	295,336
Net Increase (Decrease) in Net Assets Resulting from Operations	532,957	371,137
Distributions
Net Investment Income	(73,523)	(85,415)
Realized Capital Gain	—	—
Total Distributions	(73,523)	(85,415)
Capital Share Transactions
Issued	270,711	548,911
Issued in Lieu of Cash Distributions	69,613	80,356
Redeemed	(409,928)	(822,546)
Net Increase (Decrease) from Capital Share Transactions	(69,604)	(193,279)
Total Increase (Decrease)	389,830	92,443
Net Assets
Beginning of Period	3,905,838	3,813,395
End of Period[1]	4,295,668	3,905,838
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($10,077,000) and $32,787,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.74	$15.49	$16.64	$26.51	$21.96	$19.72
Investment Operations
Net Investment Income	.131	.314	.371	.529	.490[1]	.320
Net Realized and Unrealized Gain (Loss)
on Investments	2.159	1.292	(.948)	(8.569)	5.250	2.595
Total from Investment Operations	2.290	1.606	(.577)	(8.040)	5.740	2.915
Distributions
Dividends from Net Investment Income	(.320)	(.356)	(.573)	(.430)	(.310)	(.240)
Distributions from Realized Capital Gains	—	—	—	(1.400)	(.880)	(.435)
Total Distributions	(.320)	(.356)	(.573)	(1.830)	(1.190)	(.675)
Net Asset Value, End of Period	$18.71	$16.74	$15.49	$16.64	$26.51	$21.96

Total Return[2]	13.79%	10.51%	-2.30%	-32.24%	27.00%	15.22%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,296	$3,906	$3,813	$5,160	$7,552	$4,191
Ratio of Total Expenses to
Average Net Assets[3]	0.51%	0.44%	0.47%	0.51%	0.64%	0.72%
Ratio of Net Investment Income to
Average Net Assets	1.41%	1.94%	2.55%	2.35%	1.98%	1.76%
Portfolio Turnover Rate	47%	64%	71%	73%	64%	88%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.11%), (0.13%), (0.02%), 0.05%, and 0.05%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Global Equity Fund

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Marathon Asset Management LLP, Acadian Asset Management LLC, AllianceBernstein L.P., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Marathon Asset Management LLP and Acadian Asset Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the MSCI All Country World Index. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance since June 30, 2008, relative to the MSCI All Country World Index.

Global Equity Fund

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended March 31, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets, before a decrease of $708,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $702,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	216,876	2,263,424	23
Common Stocks—Domestic	1,679,894	—	—
Preferred Stocks	—	53	—
Convertible Bonds	—	6,196	—
Temporary Cash Investments	179,153	11,547	—
Futures Contracts—Liabilities[1]	(213)	—	—
Forward Currency Contracts—Assets	—	869	—
Forward Currency Contracts—Liabilities	—	(197)	—
Total	2,075,710	2,281,892	23
1 Represents variation margin on the last day of the reporting period.

Global Equity Fund

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2011:

Investments in
Common Stocks—
International
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2010	57
Net Realized Gain (Loss)	(1,695)
Change in Unrealized Appreciation (Depreciation)	1,661
Balance as of March 31, 2011	23

E. At March 31, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	869	869
Liabilities	(213)	(197)	(410)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	9,965	—	9,965
Forward Currency Contracts	—	2,083	2,083
Realized Net Gain (Loss) on Derivatives	9,965	2,083	12,048
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,414	—	1,414
Forward Currency Contracts	—	(830)	(830)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,414	(830)	584

Global Equity Fund

At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2011	175	57,794	883
Dow Jones EURO STOXX 50 Index	June 2011	536	21,633	265
FTSE 100 Index	June 2011	161	15,186	262
S&P ASX 200 Index	June 2011	106	13,333	684
Topix Index	June 2011	114	11,912	(947)
E-mini S&P 500 Index	June 2011	69	4,557	105
MSCI Taiwan Index	April 2011	48	1,474	12

Unrealized appreciation (depreciation) on open S&P 500 Index, E-mini S&P 500 Index, and FTSE 100 Index futures is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2011, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	6/22/11	EUR	15,057	USD	21,331	321
UBS AG	6/22/11	GBP	9,311	USD	14,907	(140)
UBS AG	6/15/11	JPY	1,065,718	USD	12,865	(33)
UBS AG	6/22/11	AUD	12,231	USD	12,516	548
Goldman Sachs Bank USA	4/15/11	USD	8,758	CAD	8,508	(24)
AUD—Australian dollar.
CAD—Canadian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At March 31, 2011, the counterparty had deposited in a segregated account securities with a value sufficient to cover substantially all amounts due to the fund in connection with open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Global Equity Fund

During the six months ended March 31, 2011, the fund realized net foreign currency losses of $345,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the six months ended March 31, 2011, the fund realized gains on the sale of passive foreign investment companies of $1,965,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to overdistributed net investment income. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at March 31, 2011, was $18,608,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s realized losses for the six months ended March 31, 2011, include $274,000 of capital gain tax paid on sales of Indian securities. This tax is treated as a decrease in taxable income; accordingly, this amount has been reclassified from accumulated net realized losses to overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $2,062,156,000 to offset future net capital gains of $831,873,000 through September 30, 2017, and $1,230,283,000 through September 30, 2018. In addition, the fund realized losses of $14,361,000 during the period from November 1, 2009, through September 30, 2010, which are deferred and will be treated as realized for tax purposes in fiscal 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $3,449,088,000. Net unrealized appreciation of investment securities for tax purposes was $908,078,000, consisting of unrealized gains of $1,092,560,000 on securities that had risen in value since their purchase and $184,482,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2011, the fund purchased $934,984,000 of investment securities and sold $1,026,611,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	15,078	34,742
Issued in Lieu of Cash Distributions	3,933	5,099
Redeemed	(22,793)	(52,655)
Net Increase (Decrease) in Shares Outstanding	(3,782)	(12,814)

I. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,137.89	$2.72
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.39	2.57

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC, AllianceBernstein L.P., Baillie Gifford Overseas Ltd., and Marathon Asset Management LLP. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian Asset Management LLC. Acadian, founded in 1986, is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The members of the investment team—which includes the three portfolio managers, John Chisholm, Ronald Frashure, and Brian Wolahan—are all involved in the firm’s ongoing research. Acadian has managed a portion of the fund since 2004.

AllianceBernstein L.P. AllianceBernstein, founded in 1971, is a global asset management firm that provides diversified, global investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The investment team at AllianceBernstein employs a bottom-up, research-driven, value-based equity investment philosophy in selecting stocks. It relies on deep investment research to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. AllianceBernstein has managed a portion of the fund since 2006.

Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor employs a sound process, building a diversified portfolio of high-quality stocks from across the globe. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. Baillie Gifford has managed a portion of the fund since 2008.

Marathon Asset Management LLP. Marathon, founded in 1986, continues to use a bottom-up approach that focuses on stock selection. Historically, the portfolio was managed by the three founders (Jeremy Hosking, Neil Ostrer, and William Arah), who were all regional specialists. The process has evolved in recent years to focus on global generalists rather than regional specialists. While the three founders don’t plan to retire for years, they have transitioned the firm to a multicounselor approach, allocating 25% of the portfolio to four members of the firm’s second generation. Marathon has advised the fund since its inception in 1995.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the fund’s peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of the fund’s advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001. [2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Morningstar, Inc., unless otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
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vanguard.com/proxyreporting or sec.gov.

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Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052011

Vanguard Strategic Small-Cap
Equity Fund Semiannual Report

March 31, 2011

> For the six months ended March 31, 2011, Vanguard Strategic Small-Cap Equity Fund returned 27.56%.

> The fund’s result outpaced the return of its benchmark index and the average return of peer-group funds.

> The fund’s two largest sectors, financials and information technology, helped boost its return.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	7
Performance Summary.	8
Financial Statements.	9
About Your Fund’s Expenses.	21
Trustees Approve Advisory Arrangement.	23
Glossary.	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Jean Maher.

Your Fund’s Total Returns

Six Months Ended March 31, 2011
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	27.56%
MSCI US Small Cap 1750 Index	25.78
Small-Cap Core Funds Average	24.71
Small-Cap Core Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2010 , Through March 31, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.53	$20.93	$0.140	$0.000

1

Chairman’s Letter

Dear Shareholder,

Over the six months ended March 31, 2011, stock prices rose substantially. Vanguard Strategic Small-Cap Equity Fund made the most of this propitious climate, returning 27.56%, almost 2 percentage points more than its benchmark index, the MSCI US Small Cap 1750 Index, and almost 3 percentage points ahead of the average return of peer-group funds.

The fund’s stock selections were the product of its quantitative approach. The fund’s advisor, Vanguard Quantitative Equity Group, uses complementary models in its attempt to identify those stocks in the benchmark index that appear to boast the best combination of reasonable valuations and attractive growth prospects and to assemble them in a portfolio with a risk profile similar to that of the index.

Please note that the fund’s estimated expense ratio, as reported in the most recent prospectus, has increased. (See the table on page 4.) The increase is related to a change in the calculation for the expense ratio, which must now reflect “acquired fund fees and expenses” from some of the fund’s holdings. These expenses are not paid to Vanguard, and are not direct costs paid by fund shareholders. Like operating expenses of other companies held by a fund, these expenses are already reflected in the fund’s performance figures. The reported increase will not reduce the return of the fund and will have no economic impact on shareholders.

2

Despite distressing headlines, stock markets rallied
Global stock markets produced exceptional returns for the six months ended March 31, a period punctuated by unnerving developments such as political upheaval in the Middle East and North Africa, new sovereign debt dilemmas in Europe, and a nuclear emergency in Japan. On a more optimistic note, the U.S. economy continued to grind into gear. Job growth picked up, fueling hopes that the good news might be persistent enough to bring down the high unemployment rate.

The broad U.S. stock market returned more than 18%. The stocks of smaller companies, which are keenly sensitive to the rhythms of the business cycle, did even better. Non-U.S. stock markets trailed their American counterparts, though as a group, their six-month return topped 10%. European stocks performed best.

All but the shortest-term rates moved higher, affecting bond prices
With the exception of the shortest-term securities, the rates on fixed income investments moved higher during the six-month period. At the start of the period, the 10-year U.S. Treasury note yielded a meager 2.51%. By the end, the rate had climbed to 3.45% as investors demanded more compensation for the possibility that inflation will continue to accelerate from financial-crisis lows.

Rising rates put short-term pressure on bond prices. The broad U.S. taxable bond market produced a slightly negative return.

Market Barometer

		Total Returns
		Periods Ended March 31, 2011
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	18.13%	16.69%	2.93%
Russell 2000 Index (Small-caps)	25.48	25.79	3.35
Dow Jones U.S. Total Stock Market Index	18.51	17.50	3.27
MSCI All Country World Index ex USA (International)	10.85	13.15	3.59

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	-0.88%	5.12%	6.03%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	-3.68	1.63	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.15	2.09

CPI
Consumer Price Index	2.30%	2.68%	2.26%

3

The broad municipal bond market, which came under pressure both from rising rates and concern (exaggerated, in Vanguard’s view) about the financial strength of state and municipal borrowers, returned –3.68%.

As it has since December 2008, the Federal Reserve held its target for short-term interest rates near 0%. This stance kept the returns available from money market instruments, such as the 3-month Treasury bill, in the same neighborhood.

REIT results helped boost financials
Through its quantitative investment process, Vanguard Strategic Small-Cap Equity Fund’s advisor selects a subset of the roughly 1,750 stocks in the fund’s benchmark index. At the end of March, the fund held 428 stocks. The fund’s portfolio returned 27.56% for the six-month period, while the benchmark index returned 25.78%.

The fund’s financial stocks, especially real estate investment trusts, were among its top performers compared with the benchmark, even as investors began to question whether the two-year-long rally in REITs would continue. The fund’s holdings in information technology were also rewarding. Stock selection was particularly strong among firms that provide computer and wireless network services and manufacturers of semiconductor products. Together, the fund’s two largest sectors added 1 percentage point to its total return compared with that of the benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.48%	1.38%

The fund expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the fund’s annualized expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Small-Cap Core Funds.

4

Health care and consumer discretionary stocks, a smaller slice of fund assets, also made notable contributions to the fund’s benchmark-beating performance. Health care standouts included suppliers of products such as blood-transfusion devices, biotech firms, and manufacturers of scientific equipment. Within consumer discretionary, specialty retailers, such as computer and electronics stores, provided a boost.

Focus on future goals, not the current market
For some time now, the stock market has been recovering from the turmoil created by the financial crisis. Its performance over the last six months has been impressive. Of course, we can’t be sure what the future holds, but we know that the market will continue to experience ups and downs.

The best way to tune out the distractions caused by these unpredictable but inevitable fluctuations is to focus on the drivers of long-term investment success that are within your control: Maintain an allocation to stock, bond, and money market funds consistent with your goals and tolerance for market gyrations, pay attention to costs, and strive to make contributions to your investment program that are commensurate with your eventual needs.

Vanguard Strategic Small-Cap Equity Fund, with its experienced management team, can play an important role in a well-balanced portfolio assembled to help you reach your goals. And the fund’s low expenses can help you to keep more of the return on your investment.

On another matter, Joel Dickson, who previously oversaw Vanguard’s Active Quantitative Equity Management Group, has assumed a new leadership role at Vanguard in our Investment Strategy Group. Sandip Bhagat, who already had been overseeing Vanguard’s active and index quantitative equity strategies, is now directly managing the Quantitative Equity Group’s researchers, portfolio managers, and traders.

I would like to thank Joel for the services he has provided to the Strategic Small-Cap Equity Fund. Jim Stetler will continue as portfolio manager of the fund.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 13, 2011

5

Advisor’s Report

For the six months ended March 31, 2011, the Strategic Small-Cap Equity Fund returned 27.56%, outpacing its benchmark index by nearly 2 percentage points.

U.S. equity markets continued to rebound from the low points reached more than two years ago. Strong corporate earnings and better-than-expected job growth buoyed stocks despite the volatility brought on by political turmoil abroad, the continuing European sovereign-debt crisis, and the natural disaster in Japan. Markets experienced a shock in mid-February as investors digested news of the protests in the Middle East and Northern Africa along with a double-digit increase in crude oil prices—but the market then stabilized and moved up to levels not seen since mid-2008.

Small-capitalization stocks, the focus of your investment in the Strategic Small-Cap Equity Fund, outperformed their large-cap counterparts by about 7 percentage points for the period, led by the returns of energy, information technology, and materials companies. Utilities and financials were weaker, although all ten sectors provided positive returns.

While overall fund performance has been affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. As we believe there is no single indicator for identifying attractive stocks, our company evaluation process is diversified across multiple factors: valuation, growth, quality, management decisions, and market sentiment. For the six months, our growth, management decision, and market sentiment indicators were the most effective components of our model, while the quality and valuation measures detracted.

Our stock selection added value in seven of ten sectors and was strongest in health care, financials, consumer discretionary, and information technology.

In health care, selections including Bruker Biosciences and Cepheid contributed most to our performance in comparison with the benchmark. World Acceptance Corp. and First Industrial Realty were top performers in the financial sector. In consumer discretionary, Sinclair Broadcast Group and Tempur-Pedic International led, while VeriFone Systems and Riverbed Technology were the largest contributors to our relative returns in information technology.

Results in materials, energy, and telecommunications slightly lagged, primarily because we either did not own or held underweight positions in companies that performed exceptionally well during the period, such as SandRidge Energy and independent refiner Holly Corporation, which both returned more than 100%.

We thank you for your investment and look forward to the coming months.

James P. Stetler
Principal and Portfolio Manager

Vanguard Quantitative Equity Group

April 20, 2011

6

Strategic Small-Cap Equity Fund

Fund Profile
As of March 31, 2011

Portfolio Characteristics
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund	1750 Index	Index
Number of Stocks	428	1,711	3,817
Median Market Cap	$1.7B	$1.8B	$31.4B
Price/Earnings Ratio	18.3x	26.9x	17.9x
Price/Book Ratio	2.4x	2.1x	2.3x
Return on Equity	10.0%	9.9%	18.9%
Earnings Growth Rate	9.8%	4.3%	5.9%
Dividend Yield	1.1%	1.1%	1.7%
Foreign Holdings	0.4%	0.0%	0.0%
Turnover Rate
(Annualized)	49%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.48%	—	—
30-Day SEC Yield	0.73%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
		MSCI US	U.S. Total
		Small Cap	Market
	Fund 1750 Index		Index
Consumer
Discretionary	13.6%	13.5%	11.8%
Consumer Staples	2.8	2.5	9.2
Energy	7.1	6.8	11.8
Financials	19.2	19.7	16.2
Health Care	11.1	11.2	10.7
Industrials	16.3	16.4	11.6
Information
Technology	18.9	19.0	18.5
Materials	6.7	6.5	4.5
Telecommunication
Services	0.7	0.9	2.6
Utilities	3.6	3.5	3.1

Volatility Measures
		DJ
	MSCI US	U.S. Total
	Small Cap	Market
	1750 Index	Index
R-Squared	0.99	0.93
Beta	0.95	1.18

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
VeriFone Systems Inc.	Data Processing &
	Outsourced
	Services	0.8%
Oil States International	Oil & Gas
Inc.	Equipment &
	Services	0.7
Tempur-Pedic
International Inc.	Home Furnishings	0.7
Panera Bread Co.	Restaurants	0.7
Gartner Inc.	IT Consulting &
	Other Services	0.7
Vishay Intertechnology	Electronic
Inc.	Components	0.6
EnerSys	Electrical
	Components &
	Equipment	0.6
Waste Connections Inc.	Environmental &
	Facilities Services	0.6
Stone Energy Corp.	Oil & Gas
	Exploration &
	Production	0.6
Williams-Sonoma Inc.	Home Furnishing
	Retail	0.6
Top Ten		6.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended March 31, 2011, the annualized expense ratio was 0.42%.

7

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006, Through March 31, 2011

Average Annual Total Returns: Periods Ended March 31, 2011

	Inception	One	Since
	Date	Year	Inception
Strategic Small-Cap Equity Fund	4/24/2006	29.12%	2.13%

See Financial Highlights for dividend and capital gains information.

8

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.0%)[1]
Consumer Discretionary (13.5%)
*	Tempur-Pedic
	International Inc.	36,900	1,869
*	Panera Bread Co. Class A	14,500	1,842
	Williams-Sonoma Inc.	40,018	1,621
	Polaris Industries Inc.	17,200	1,497
	Sotheby’s	27,300	1,436
*	Warnaco Group Inc.	24,400	1,395
	Finish Line Inc. Class A	67,100	1,332
	Rent-A-Center Inc.	37,700	1,316
	Sinclair Broadcast Group Inc.
	Class A	99,100	1,243
*	TRW Automotive
	Holdings Corp.	20,460	1,127
	Dillard’s Inc. Class A	26,800	1,075
	Cooper Tire & Rubber Co.	41,500	1,069
*	Dana Holding Corp.	61,200	1,064
	Express Inc.	51,500	1,006
	Cracker Barrel Old
	Country Store Inc.	20,024	984
*	ANN Inc.	31,800	926
*	Valassis Communications
	Inc.	31,700	924
	CEC Entertainment Inc.	23,200	875
*	Timberland Co. Class A	19,800	818
*	Sally Beauty Holdings Inc.	58,100	814
*	Saks Inc.	68,600	776
*	Ruby Tuesday Inc.	56,600	742
	PF Chang’s China Bistro Inc.	15,900	734
	American Greetings Corp.
	Class A	29,200	689
*	Pier 1 Imports Inc.	65,800	668
*	Domino’s Pizza Inc.	34,800	641
*	Biglari Holdings Inc.	1,247	528
*	Deckers Outdoor Corp.	5,783	498
*	JOS A Bank Clothiers Inc.	9,450	481
	PEP Boys-Manny Moe
	& Jack	37,300	474

			Market
			Value
		Shares	($000)
*	Papa John’s International
	Inc.	13,615	431
	Oxford Industries Inc.	12,500	427
*	Journal Communications
	Inc.
	Class A	61,975	372
*	Coinstar Inc.	8,000	367
*	Denny’s Corp.	89,572	364
	Jones Group Inc.	24,600	338
	Scholastic Corp.	12,400	335
*	Steven Madden Ltd.	6,900	324
*	Cheesecake Factory Inc.	10,300	310
*	Standard Pacific Corp.	80,500	300
*	New York Times Co. Class A	31,700	300
*	DSW Inc. Class A	7,500	300
*	Movado Group Inc.	18,400	270
	Cato Corp. Class A	11,000	270
	Stein Mart Inc.	22,700	230
*	AFC Enterprises Inc.	13,400	203
*	iRobot Corp.	6,000	197
^,*	China MediaExpress
	Holdings Inc.	11,404	135
*	Ulta Salon Cosmetics
	& Fragrance Inc.	2,600	125
*	Kenneth Cole
	Productions Inc. Class A	9,000	117
	Lincoln Educational
	Services Corp.	6,738	107
*	Shutterfly Inc.	1,800	94
*	American Axle
	& Manufacturing
	Holdings Inc.	5,100	64
*	CROCS Inc.	3,400	61
*	DineEquity Inc.	900	50
			36,555
Consumer Staples (2.8%)
	B&G Foods Inc. Class A	73,700	1,383
	Ruddick Corp.	25,700	992
*	Boston Beer Co. Inc.
	Class A	10,100	935

9

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Lancaster Colony Corp.	11,500	697
	Nu Skin Enterprises Inc.
	Class A	20,500	589
*	TreeHouse Foods Inc.	7,800	444
*	Central Garden and Pet Co.
	Class A	46,506	428
	Casey’s General Stores Inc.	10,792	421
*	Revlon Inc. Class A	24,300	386
	Inter Parfums Inc.	12,700	235
	Coca-Cola Bottling Co.
	Consolidated	3,000	201
	J&J Snack Foods Corp.	2,900	136
*	Pantry Inc.	8,500	126
	National Beverage Corp.	8,800	121
*	Susser Holdings Corp.	8,800	115
	Herbalife Ltd.	1,400	114
	Corn Products
	International Inc.	2,000	104
*	Rite Aid Corp.	44,200	47
			7,474
Energy (7.0%)
*	Oil States International Inc.	25,697	1,957
*	Stone Energy Corp.	48,800	1,628
*	International Coal Group Inc.	126,517	1,430
	RPC Inc.	56,450	1,429
	World Fuel Services Corp.	34,100	1,385
*	Complete Production
	Services Inc.	43,300	1,377
	Core Laboratories NV	13,400	1,369
	SM Energy Co.	17,300	1,283
*	OYO Geospace Corp.	9,900	976
*	Gulfport Energy Corp.	25,200	911
	Crosstex Energy Inc.	63,600	633
*	Energy Partners Ltd.	35,000	630
*	Petroquest Energy Inc.	64,114	600
	Frontier Oil Corp.	12,200	358
	Berry Petroleum Co. Class A	6,700	338
*	Gran Tierra Energy Inc.	40,300	325
*	McMoRan Exploration Co.	18,100	321
*	Energy XXI Bermuda Ltd.	9,130	311
*	Swift Energy Co.	6,700	286
*	James River Coal Co.	10,600	256
*	Tetra Technologies Inc.	16,300	251
*	Clayton Williams Energy Inc.	2,100	222
	CARBO Ceramics Inc.	1,500	212
*	Newpark Resources Inc.	26,700	210
*	Cloud Peak Energy Inc.	4,200	91
*	Venoco Inc.	5,229	89
			18,878
Financials (19.1%)
*	World Acceptance Corp.	24,300	1,584
*	Signature Bank	27,100	1,528
	Endurance Specialty
	Holdings Ltd.	31,100	1,518

			Market
			Value
		Shares	($000)
	Ares Capital Corp.	74,600	1,261
	CapitalSource Inc.	171,000	1,204
	Bank of Hawaii Corp.	23,600	1,129
	Meadowbrook Insurance
	Group Inc.	104,900	1,086
	FNB Corp.	103,000	1,086
	Camden Property Trust	19,100	1,085
	Allied World Assurance Co.
	Holdings Ltd.	16,700	1,047
	Platinum Underwriters
	Holdings Ltd.	26,800	1,021
	Cash America
	International Inc.	21,213	977
	Taubman Centers Inc.	18,200	975
	Apartment Investment
	& Management Co.	36,600	932
	CBL & Associates
	Properties Inc.	52,600	916
	Highwoods Properties Inc.	25,500	893
*	Credit Acceptance Corp.	12,310	874
	Developers Diversified
	Realty Corp.	60,400	846
	Post Properties Inc.	21,400	840
*	Forest City Enterprises Inc.
	Class A	44,600	840
	Nelnet Inc. Class A	38,100	832
*	American Capital Ltd.	82,900	821
	MarketAxess Holdings Inc.	33,400	808
	Community Bank
	System Inc.	33,000	801
	Extra Space Storage Inc.	38,000	787
	Potlatch Corp.	19,100	768
	International Bancshares
	Corp.	41,400	759
	Lexington Realty Trust	79,900	747
*	ProAssurance Corp.	11,500	729
	Bank of the Ozarks Inc.	16,600	726
	Medical Properties Trust Inc.	62,200	720
*	First Industrial Realty
	Trust Inc.	60,100	715
	Prosperity Bancshares Inc.	16,300	697
	Infinity Property
	& Casualty Corp.	11,400	678
*	Strategic Hotels
	& Resorts Inc.	103,900	670
	Getty Realty Corp.	28,800	659
	City Holding Co.	18,562	656
	Colonial Properties Trust	34,070	656
	Ashford Hospitality
	Trust Inc.	58,200	641
	U-Store-It Trust	59,600	627
	Glimcher Realty Trust	66,400	614
	Sun Communities Inc.	17,000	606
	United Bankshares Inc.	22,600	599

10

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Pennsylvania Real Estate
	Investment Trust	40,826	583
	Amtrust Financial
	Services Inc.	30,500	582
	Brandywine Realty Trust	47,600	578
	Montpelier Re Holdings Ltd.	32,500	574
	Park National Corp.	8,500	568
	WesBanco Inc.	27,400	567
	National Retail Properties
	Inc.	21,100	551
	Trustmark Corp.	23,222	544
	Unitrin Inc.	17,400	537
	UMB Financial Corp.	13,800	515
*	Sunstone Hotel Investors
	Inc.	45,526	464
	CapLease Inc.	81,800	448
	First Citizens BancShares
	Inc.
	Class A	2,214	444
*	FPIC Insurance Group Inc.	11,700	443
	Equity Lifestyle
	Properties Inc.	6,700	386
	Dime Community
	Bancshares Inc.	25,300	373
	Aspen Insurance
	Holdings Ltd.	13,000	358
	Winthrop Realty Trust	27,600	338
	Cardinal Financial Corp.	27,700	323
	Parkway Properties Inc.	18,900	321
	S&T Bancorp Inc.	13,300	287
	First Financial
	Bankshares Inc.	4,100	211
	NBT Bancorp Inc.	8,600	196
	Advance America Cash
	Advance Centers Inc.	36,730	195
	Community Trust
	Bancorp Inc.	6,600	183
	Southside Bancshares Inc.	8,400	180
	NewAlliance Bancshares Inc.	12,000	178
	Provident New York Bancorp	15,943	165
	Washington Trust
	Bancorp Inc.	6,900	164
	Fulton Financial Corp.	14,700	163
	OneBeacon Insurance
	Group Ltd. Class A	12,000	162
	Bancfirst Corp.	3,326	142
	First Financial Corp.	4,200	140
	Protective Life Corp.	5,200	138
	1st Source Corp.	6,799	136
	Hersha Hospitality Trust
	Class A	22,600	134
	MainSource Financial
	Group Inc.	11,200	112
	Provident Financial
	Services Inc.	7,400	110

			Market
			Value
		Shares	($000)
	Rockville Financial Inc.	10,161	106
	Capital Southwest Corp.	1,139	104
	GAMCO Investors Inc.	2,200	102
	Flushing Financial Corp.	6,800	101
	FBL Financial Group Inc.
	Class A	3,000	92
	MFA Financial Inc.	11,200	92
	PS Business Parks Inc.	1,536	89
	Republic Bancorp Inc.
	Class A	4,400	86
	Great Southern Bancorp Inc.	3,700	79
	Camden National Corp.	2,200	75
*	Ezcorp Inc. Class A	2,100	66
	Primerica Inc.	2,500	64
	Danvers Bancorp Inc.	2,800	60
			51,567
Health Care (11.0%)
	Cooper Cos. Inc.	22,800	1,584
*	AMERIGROUP Corp.	24,300	1,561
*	Health Net Inc.	47,400	1,550
*	Bruker Corp.	70,000	1,460
*	Cepheid Inc.	47,100	1,320
*	Health Management
	Associates Inc. Class A	119,900	1,307
*	Sirona Dental Systems Inc.	25,400	1,274
*	Impax Laboratories Inc.	49,500	1,260
*	Magellan Health Services
	Inc.	25,000	1,227
*	Par Pharmaceutical Cos. Inc.	35,800	1,113
*	American Medical Systems
	Holdings Inc.	47,800	1,034
	STERIS Corp.	28,500	984
	Chemed Corp.	14,300	953
*	LifePoint Hospitals Inc.	23,100	928
	Medicis Pharmaceutical
	Corp. Class A	26,100	836
*	Healthsouth Corp.	31,600	789
	PDL BioPharma Inc.	125,700	729
	Invacare Corp.	23,400	728
	Universal American Corp.	31,400	719
*	Molina Healthcare Inc.	17,706	708
*	Corvel Corp.	12,400	659
*	Healthspring Inc.	16,800	628
*	Targacept Inc.	19,700	524
*	Questcor
	Pharmaceuticals Inc.	33,300	480
*	Medicines Co.	25,600	417
*	Arqule Inc.	58,000	415
*	Sunrise Senior Living Inc.	31,300	373
*	Greatbatch Inc.	13,600	360
*	Nabi Biopharmaceuticals	57,200	332
*	Affymetrix Inc.	61,500	320
*	Emergency Medical
	Services Corp. Class A	4,280	272
*	Dionex Corp.	2,200	260

11

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Kindred Healthcare Inc.	10,000	239
*	Air Methods Corp.	3,400	229
*	Triple-S Management Corp.
	Class B	11,000	226
*	Durect Corp.	59,400	214
*	Idenix Pharmaceuticals Inc.	54,100	180
*	Medivation Inc.	8,200	153
*	Enzon Pharmaceuticals Inc.	13,600	148
	National Healthcare Corp.	3,100	144
*	Kensey Nash Corp.	5,600	140
*	Codexis Inc.	9,900	117
*	Genomic Health Inc.	4,500	111
*	Akorn Inc.	19,000	110
*	Inspire Pharmaceuticals Inc.	25,600	101
	Hill-Rom Holdings Inc.	2,600	99
	Atrion Corp.	500	87
*	Sucampo Pharmaceuticals
	Inc. Class A	20,000	84
*	Osiris Therapeutics Inc.	10,000	73
*	Emergent Biosolutions Inc.	3,000	73
*	Assisted Living Concepts Inc.
	Class A	1,800	70
			29,702
Industrials (16.1%)
*	EnerSys	41,576	1,653
	Waste Connections Inc.	56,700	1,632
*	Sauer-Danfoss Inc.	31,700	1,615
*	WESCO International Inc.	23,900	1,494
*	United Rentals Inc.	44,600	1,484
*	Avis Budget Group Inc.	81,000	1,451
	Toro Co.	21,600	1,430
*	Oshkosh Corp.	38,900	1,376
	Timken Co.	24,900	1,302
	Deluxe Corp.	48,000	1,274
	Kennametal Inc.	31,900	1,244
	Applied Industrial
	Technologies Inc.	37,200	1,237
*	Alaska Air Group Inc.	19,200	1,218
*	Esterline Technologies Corp.	15,900	1,124
	Cubic Corp.	16,600	955
	Briggs & Stratton Corp.	41,500	940
*	Trimas Corp.	43,400	933
	Great Lakes Dredge
	& Dock Corp.	118,400	903
	Gardner Denver Inc.	11,300	882
	TAL International Group Inc.	21,467	779
	Armstrong World
	Industries Inc.	16,800	777
	AO Smith Corp.	17,150	760
	Brady Corp. Class A	21,100	753
*	Macquarie Infrastructure Co.
	LLC	31,100	742
*	Consolidated Graphics Inc.	13,100	716
	Actuant Corp. Class A	24,500	711
*	Hawaiian Holdings Inc.	110,400	664

			Market
			Value
		Shares	($000)
*	ACCO Brands Corp.	66,400	633
*	Meritor Inc.	37,142	630
*	Amerco Inc.	6,100	592
	NACCO Industries Inc.
	Class A	5,342	591
	Watts Water
	Technologies Inc. Class A	14,900	569
	Steelcase Inc. Class A	50,000	569
	Crane Co.	11,600	562
*	Exponent Inc.	12,000	535
*	Thomas & Betts Corp.	9,000	535
	Werner Enterprises Inc.	18,900	500
*	M&F Worldwide Corp.	19,600	492
*	Blount International Inc.	30,500	487
	Nordson Corp.	3,900	449
	Albany International Corp.	17,600	438
	Seaboard Corp.	172	415
	Vicor Corp.	23,900	394
*	Corrections Corp. of America	16,000	390
	Standex International Corp.	9,700	368
	Tennant Co.	8,500	357
*	EMCOR Group Inc.	11,400	353
*	United Continental
	Holdings Inc.	15,000	345
	G&K Services Inc. Class A	9,700	323
*	Atlas Air Worldwide
	Holdings Inc.	4,200	293
	United Stationers Inc.	4,100	291
*	Kadant Inc.	9,885	259
	Knoll Inc.	11,000	231
*	Dollar Thrifty Automotive
	Group Inc.	3,245	217
	Raven Industries Inc.	3,500	215
	Healthcare Services
	Group Inc.	9,600	169
*	Furmanite Corp.	19,500	156
*	US Airways Group Inc.	16,200	141
	Schawk Inc. Class A	7,200	140
	HEICO Corp.	1,900	119
	HEICO Corp. Class A	2,500	112
	LB Foster Co. Class A	2,600	112
*	Ladish Co. Inc.	2,048	112
	Viad Corp.	4,000	96
	Interface Inc. Class A	5,100	94
*	Acacia Research -
	Acacia Technologies	2,700	92
	HNI Corp.	2,900	92
*	Dolan Co.	6,400	78
*	WABCO Holdings Inc.	1,000	62
			43,657
Information Technology (18.7%)
*	VeriFone Systems Inc.	40,600	2,231
*	Gartner Inc.	43,200	1,800
*	Vishay Intertechnology Inc.	96,400	1,710
*	MICROS Systems Inc.	32,200	1,592

12

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
	Anixter International Inc.	22,200	1,552
	Solera Holdings Inc.	30,200	1,543
*	Tech Data Corp.	29,400	1,495
*	Teradyne Inc.	80,431	1,432
^,*	Veeco Instruments Inc.	27,700	1,408
*	Fairchild Semiconductor
	International Inc. Class A	77,200	1,405
*	Silicon Image Inc.	144,550	1,297
	MAXIMUS Inc.	15,533	1,261
	Opnet Technologies Inc.	30,600	1,193
*	Atmel Corp.	86,200	1,175
*	RF Micro Devices Inc.	182,694	1,171
*	Unisys Corp.	37,260	1,163
*	Take-Two Interactive
	Software Inc.	75,400	1,159
*	Netscout Systems Inc.	42,400	1,158
*	TriQuint Semiconductor Inc.	83,568	1,079
*	Powerwave
	Technologies Inc.	238,400	1,075
	Micrel Inc.	73,400	989
	Syntel Inc.	18,752	979
*	TIBCO Software Inc.	35,800	976
*	MicroStrategy Inc. Class A	7,100	955
*	Interactive Intelligence Inc.	24,222	938
*	Lattice Semiconductor
	Corp.	147,600	871
^,*	Power-One Inc.	98,583	863
*	Cardtronics Inc.	41,700	849
*	Quantum Corp.	311,500	785
*	Sanmina-SCI Corp.	63,200	708
*	JDS Uniphase Corp.	33,600	700
*	Verint Systems Inc.	19,350	694
*	TeleTech Holdings Inc.	34,500	669
*	Plexus Corp.	18,747	657
*	Acxiom Corp.	41,400	594
*	Kemet Corp.	38,300	568
*	OSI Systems Inc.	15,100	567
*	Aruba Networks Inc.	16,300	552
	iGate Corp.	28,871	542
*	Avid Technology Inc.	24,204	540
*	Insight Enterprises Inc.	29,800	508
*	QLogic Corp.	27,300	506
	Plantronics Inc.	13,800	505
*	Newport Corp.	27,800	496
*	Manhattan Associates Inc.	15,000	491
*	Brightpoint Inc.	43,500	472
*	SYNNEX Corp.	14,300	468
	MercadoLibre Inc.	5,500	449
*	Synaptics Inc.	15,100	408
*	Mantech International Corp.
	Class A	8,925	378
*	Liquidity Services Inc.	20,904	373
*	Radiant Systems Inc.	13,900	246
*	Kulicke & Soffa
	Industries Inc.	23,200	217

			Market
			Value
		Shares	($000)
	Pulse Electronics Corp.	34,800	211
	Blackbaud Inc.	7,700	210
*	Mentor Graphics Corp.	13,800	202
*	Entegris Inc.	19,200	168
*	Extreme Networks	42,600	149
*	Global Cash Access
	Holdings Inc.	38,500	126
	Stamps.com Inc.	9,100	121
*	Ancestry.com Inc.	3,000	106
*	DSP Group Inc.	13,700	105
*	Silicon Graphics
	International Corp.	4,900	105
*	Netgear Inc.	3,100	101
*	Cadence Design
	Systems Inc.	10,200	99
	Renaissance Learning Inc.	7,500	88
*	RealNetworks Inc.	21,900	81
	Heartland Payment
	Systems Inc.	4,000	70
*	Websense Inc.	3,000	69
*	Anadigics Inc.	13,300	60
			50,483
Materials (6.6%)
	Domtar Corp.	17,000	1,560
	Rock-Tenn Co. Class A	22,000	1,526
	PolyOne Corp.	93,100	1,323
	Innophos Holdings Inc.	27,200	1,254
	Boise Inc.	136,802	1,253
*	Rockwood Holdings Inc.	24,600	1,211
*	Clearwater Paper Corp.	14,000	1,140
	Silgan Holdings Inc.	26,666	1,017
	Cabot Corp.	19,200	889
*	Solutia Inc.	33,000	838
	Buckeye Technologies Inc.	29,100	792
*	Innospec Inc.	24,700	789
	Ashland Inc.	11,548	667
	NewMarket Corp.	3,600	570
	Schweitzer-Mauduit
	International Inc.	9,900	501
	Cytec Industries Inc.	8,900	484
	Neenah Paper Inc.	20,944	460
	Stepan Co.	4,100	297
	Arch Chemicals Inc.	7,000	291
*	TPC Group Inc.	8,600	248
*	KapStone Paper and
	Packaging Corp.	11,300	194
*	Hecla Mining Co.	18,600	169
*	Graphic Packaging
	Holding Co.	29,400	159
*	WR Grace & Co.	2,300	88
	Wausau Paper Corp.	10,000	76
*	Noranda Aluminum
	Holding Corp.	4,700	76
			17,872

13

Strategic Small-Cap Equity Fund

			Market
			Value
		Shares	($000)
Telecommunication Services (0.7%)
	USA Mobility Inc.	44,300	642
*	Vonage Holdings Corp.	135,500	618
	NTELOS Holdings Corp.	16,900	311
*	General Communication Inc.
	Class A	19,900	218
	Consolidated
	Communications
	Holdings Inc.	4,500	84
			1,873
Utilities (3.5%)
	Atmos Energy Corp.	41,400	1,412
	Hawaiian Electric
	Industries Inc.	52,100	1,292
	IDACORP Inc.	31,000	1,181
	WGL Holdings Inc.	25,700	1,002
	Southwest Gas Corp.	23,400	912
	NorthWestern Corp.	28,900	876
	Unisource Energy Corp.	19,900	719
	Portland General Electric Co.	24,000	570
	Cleco Corp.	13,700	470
	Laclede Group Inc.	10,200	389
	Nicor Inc.	5,200	279
*	El Paso Electric Co.	8,100	246
	PNM Resources Inc.	13,900	207
	MGE Energy Inc.	1,700	69
			9,624
Total Common Stocks
(Cost $197,309)			267,685

		Market
		Value
	Shares	($000)
Temporary Cash Investments (2.4%)[1]
Money Market Fund (2.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.208%	6,260,659	6,261

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Fannie Mae
Discount Notes,
0.235%, 6/15/11	200	200
Total Temporary Cash Investments
(Cost $6,460)		6,461
Total Investments (101.4%)
(Cost $203,769)		274,146
Other Assets and Liabilities (-1.4%)
Other Assets		1,528
Liabilities[3]		(5,391)
		(3,863)
Net Assets (100%)
Applicable to 12,911,968 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		270,283
Net Asset Value Per Share		$20.93

At March 31, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	269,697
Overdistributed Net Investment Income	(162)
Accumulated Net Realized Losses	(69,663)
Unrealized Appreciation (Depreciation)
Investment Securities	70,377
Futures Contracts	34
Net Assets	270,283

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $819,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.4%,  respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $881,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2011
($000)
Investment Income
Income
Dividends	1,326
Interest[1]	4
Security Lending	24
Total Income	1,354
Expenses
The Vanguard Group—Note B
Investment Advisory Services	113
Management and Administrative	309
Marketing and Distribution	22
Custodian Fees	7
Shareholders’ Reports	3
Total Expenses	454
Net Investment Income	900
Realized Net Gain (Loss)
Investment Securities Sold	9,698
Futures Contracts	262
Realized Net Gain (Loss)	9,960
Change in Unrealized Appreciation (Depreciation)
Investment Securities	41,191
Futures Contracts	(6)
Change in Unrealized Appreciation (Depreciation)	41,185
Net Increase (Decrease) in Net Assets Resulting from Operations	52,045
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	900	1,618
Realized Net Gain (Loss)	9,960	8,133
Change in Unrealized Appreciation (Depreciation)	41,185	14,638
Net Increase (Decrease) in Net Assets Resulting from Operations	52,045	24,389
Distributions
Net Investment Income	(1,572)	(1,717)
Realized Capital Gain	—	—
Total Distributions	(1,572)	(1,717)
Capital Share Transactions
Issued	65,919	42,151
Issued in Lieu of Cash Distributions	1,479	1,618
Redeemed	(25,686)	(52,860)
Net Increase (Decrease) from Capital Share Transactions	41,712	(9,091)
Total Increase (Decrease)	92,185	13,581
Net Assets
Beginning of Period	178,098	164,517
End of Period[1]	270,283	178,098
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($162,000) and $510,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months					April 20,
	Ended					2006[1] to
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.53	$14.32	$16.60	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.080	.154	.145	.160	.220	.090
Net Realized and Unrealized Gain (Loss)
on Investments	4.460	2.216	(2.257)	(4.479)	2.170	(1.050)
Total from Investment Operations	4.540	2.370	(2.112)	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.140)	(.160)	(.168)	(.210)	(.150)	—
Distributions from Realized Capital Gains	—	—	—	(.151)	—	—
Total Distributions	(.140)	(.160)	(.168)	(.361)	(.150)	—
Net Asset Value, End of Period	$20.93	$16.53	$14.32	$16.60	$21.28	$19.04

Total Return[2]	27.56%	16.70%	-12.48%	-20.50%	12.58%	-4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$270	$178	$165	$200	$257	$180
Ratio of Total Expenses to
Average Net Assets	0.42%	0.43%	0.43%	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.98%	1.18%	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	49%	66%	76%	99%	73%	35%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2007–2010), and for the period ended March 31, 2011, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

18

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2011, the fund had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	267,685	—	—
Temporary Cash Investments	6,261	200	—
Futures Contracts—Assets[1]	12	—	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	273,956	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	June 2011	32	2,693	34

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

19

Strategic Small-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2010, the fund had available capital loss carryforwards totaling $79,532,000 to offset future net capital gains of $31,060,000 through September 30, 2017, and $48,472,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2011; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2011, the cost of investment securities for tax purposes was $203,769,000. Net unrealized appreciation of investment securities for tax purposes was $70,377,000, consisting of unrealized gains of $72,942,000 on securities that had risen in value since their purchase and $2,565,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2011, the fund purchased $93,095,000 of investment securities and sold $52,890,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	3,415	2,676
Issued in Lieu of Cash Distributions	79	111
Redeemed	(1,354)	(3,504)
Net Increase (Decrease) in Shares Outstanding	2,140	(717)

H. In preparing the financial statements as of March 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

21

Six Months Ended March 31, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2010	3/31/2011	Period
Based on Actual Fund Return	$1,000.00	$1,275.60	$2.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.84	2.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management since its inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the fund has outperformed its benchmark and peer group over the last one-year period, but has underperformed both over the longer term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

24

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Heidi Stam
Born 1956. Secretary Since July 2005. Principal
Alfred M. Rankin, Jr.	Occupation(s) During the Past Five Years: Managing
Born 1941. Trustee Since January 1993. Principal	Director of The Vanguard Group, Inc., since 2006;
Occupation(s) During the Past Five Years: Chairman,	General Counsel of The Vanguard Group since 2005;
President, and Chief Executive Officer of NACCO	Secretary of The Vanguard Group and of each of the
Industries, Inc. (forklift trucks/housewares/lignite);	investment companies served by The Vanguard Group
Director of Goodrich Corporation (industrial products/	since 2005; Director and Senior Vice President of
aircraft systems and services) and the National	Vanguard Marketing Corporation since 2005;
Association of Manufacturers; Chairman of the	Principal of The Vanguard Group (1997–2006).
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of
the Board of The Cleveland Museum of Art.	Vanguard Senior Management Team

Peter F. Volanakis	R. Gregory Barton	Michael S. Miller
Born 1955. Trustee Since July 2009. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: President	Kathleen C. Gubanich	Glenn W. Reed
and Chief Operating Officer (retired 2010) of Corning	Paul A. Heller	George U. Sauter
Incorporated (communications equipment); Director of
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	Chairman Emeritus and Senior Advisor
Business Administration at Dartmouth College.
John J. Brennan
Chairman, 1996–2009
Executive Officers	Chief Executive Officer and President, 1996–2008

Glenn Booraem
Born 1967. Controller Since July 2010. Principal	Founder
Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of	John C. Bogle
the investment companies served by The Vanguard	Chairman and Chief Executive Officer, 1974–1996
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 19, 2011

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 19, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, Incorporated by Reference.